Exhibit 1.19

CORPORATE ACCESS NUMBER: 2019614904

Government of Alberta

BUSINESS CORPORATIONS ACT

CERTIFICATE

OF

AMENDMENT AND REGISTRATION

OF RESTATED ARTICLES

FREEDOM MOBILE INC.
AMENDED ITS ARTICLES ON 2023/03/31.

Name/Structure Change Alberta Corporation - Registration Statement

Alberta Amendment Date: 2023/03/31

Service Request Number: 39466183
Corporate Access Number: 2019614904
Business Number: 822527412
Legal Entity Name: FREEDOM MOBILE INC.
French Equivalent Name:
Legal Entity Status: Active
Alberta Corporation Type: Named Alberta Corporation
New Legal Entity Name: FREEDOM MOBILE INC.
New French Equivalent Name:
Nuans Number: 120102516
Nuans Date: 2016/11/21
French Nuans Number:
French Nuans Date:
Share Structure: SEE ATTACHED SCHEDULE "A"
Share Transfers Restrictions: SEE ATTACHED SCHEDULE B
Number of Directors:
Min Number Of Directors: 1
Max Number Of Directors: 10
Business Restricted To: NONE
Business Restricted From: NONE
Other Provisions: SEE ATTACHED SCHEDULE B
BCA Section/Subsection: 173(1)(H)
Professional Endorsement Provided:
Future Dating Required:
Amendment Date: 2023/03/31

Annual Return

File Year	Date Filed
2023	2023/02/16
2022	2022/02/14
2021	2021/02/26

Attachment

Attachment Type	Microfilm Bar Code	Date Recorded
Restrictions on Share Transfers	ELECTRONIC	2016/04/05

Other Rules or Provisions	ELECTRONIC	2016/04/05
Letter of Approval	10000107103336075	2016/04/05
Share Structure	ELECTRONIC	2016/04/05
Share Structure	ELECTRONIC	2016/08/30
Share Structure	ELECTRONIC	2022/01/28
Share Structure	ELECTRONIC	2023/03/31

Registration Authorized By: JESSICA MYERS
SOLICITOR

The Registrar of Corporations certifies that the information contained in this statement is an accurate reproduction of the data contained in the specified service request in the official public records of Corporate Registry.

SCHEDULE "A"

TO THE ARTICLES OF
FREEDOM MOBILE INC.
(the "Corporation")

Share Provisions

The Corporation is authorized to issue an unlimited number of Class A Common shares and an unlimited number of Class B Common shares, each subject to the rights, privileges, restrictions and conditions as set forth below:

The Class A Common shares and the Class B Common shares shall be subject to the following rights, privileges, restrictions and conditions:

(a) The holders of Class A Common shares shall be entitled to receive notice of, attend at and vote at all meetings of shareholders on the basis of one (1) vote for each Class A Common share held;

(b) Subject to the provisions of the Business Corporations Act, the holders of Class B Common shares shall not be entitled to receive notice of, attend at or vote at any meetings of shareholders;

(c) Subject to the provisions hereof, the holders of Class A Common shares and Class B Common shares shall be entitled to receive dividends as and when declared by the Corporation. Dividends may be paid on the Class A Common shares (to the complete exclusion of the Class B Common shares), or on the Class B Common shares (to the complete exclusion of the Class A Common shares), or in part on each such class;

(d) Upon the liquidation or dissolution of the Corporation, the holders of Class A Common shares and Class B Common shares shall, subject to the rights, privileges, restrictions and conditions attaching to any other class of shares of the Corporation, be entitled to share, pro rata, according to the number of Class A Common shares and Class B Common shares held, in the remaining property of the Corporation; and

(e) Except as hereinbefore provided, Class A Common shares and Class B Common shares shall rank pari passu with each other.

ARTICLES OF AMENDMENT

Business Corporations Act
(Alberta)
Section 29 or 177

1. Name of Corporation:	2. Corporate Access Number:
FREEDOM MOBILE INC.	2019614904

3. The Articles of the above named corporation are amended as follows:

A. pursuant to section 173(1)(h) of the *Business Corporations Act*, Alberta to cancel the existing Preferred shares, out of which no shares are issued or outstanding; and

B. the Schedule "A" share provisions currently attached to the Articles of the Corporation is hereby deleted in its entirety and replaced with the amended Schedule of Share Provisions attached hereto, as Schedule "A".

Johnson, Peter	[signature]
Name of Person Authorizing (please print)	Signature
Director & Officer	
Title (please print)	Date

APPROVED FOR FILING
MARCH 31. 2023
OSN

SCHEDULE "A"

TO THE ARTICLES OF

FREEDOM MOBILE INC.

(the "Corporation")

Share Provisions

The Corporation is authorized to issue an unlimited number of Class A Common shares and an unlimited number of Class B Common shares, each subject to the rights, privileges, restrictions and conditions as set forth below:

The Class A Common shares and the Class B Common shares shall be subject to the following rights, privileges, restrictions and conditions:

(a) The holders of Class A Common shares shall be entitled to receive notice of, attend at and vote at all meetings of shareholders on the basis of one (1) vote for each Class A Common share held;

(b) Subject to the provisions of the Business Corporations Act, the holders of Class B Common shares shall not be entitled to receive notice of, attend at or vote at any meetings of shareholders;

(c) Subject to the provisions hereof, the holders of Class A Common shares and Class B Common shares shall be entitled to receive dividends as and when declared by the Corporation. Dividends may be paid on the Class A Common shares (to the complete exclusion of the Class B Common shares), or on the Class B Common shares (to the complete exclusion of the Class A Common shares), or in part on each such class;

(d) Upon the liquidation or dissolution of the Corporation, the holders of Class A Common shares and Class B Common shares shall, subject to the rights, privileges, restrictions and conditions attaching to any other class of shares of the Corporation, be entitled to share, pro rata, according to the number of Class A Common shares and Class B Common shares held, in the remaining property of the Corporation; and

(e) Except as hereinbefore provided, Class A Common shares and Class B Common shares shall rank pari passu with each other.

CORPORATE ACCESS NUMBER: 2019614904

Government of Alberta

BUSINESS CORPORATIONS ACT

CERTIFICATE

OF

AMENDMENT AND REGISTRATION

OF RESTATED ARTICLES

FREEDOM MOBILE INC.
AMENDED ITS ARTICLES ON 2022/01/28.

ALBERTA

Articles Of Amendment

Business Corporations Act
Section 29 or 177

1. Name of Corporation	2. Corporate Access Number
Freedom Mobile Inc.	**2019614904**

3 The Articles of the above named corporation are amended as follows:

1. Pursuant to the provisions of subsection 173(1)(e) of the *Business Corporations Act*, Alberta, the Articles of the Corporation are amended to replace the rights, privileges, restrictions and conditions attached to the Class A Common shares, Class B Common shares and Preferred shares with those set forth in the amended Schedule "A" annexed hereto; and

2. the schedule of share provisions currently attached to the Articles of the Corporation is hereby deleted in its entirety and replaced with the attached Schedule "A".

Trevor English	DocuSigned by: [signature] 69C14E730460497...
Name of Person Authorizing *(please print)*	Signature
CFO	January 27, 2022
Title *(please print)*	Date

SCHEDULE "A"
TO THE ARTICLES OF
FREEDOM MOBILE INC.
(the "Corporation")

Share Provisions

The Corporation is authorized to issue an unlimited number of Class A Common, an unlimited number of Class B Common and an unlimited number of Preferred shares each subject to the rights, privileges, restrictions and conditions as set forth below:

1. The Class A Common shares and the Class B Common shares shall be subject to the following rights, privileges, restrictions and conditions:
(a) The holders of Class A Common shares shall be entitled to receive notice of, attend at and vote at all meetings of shareholders on the basis of one (1) vote for each Class A Common share held;
(b) Subject to the provisions of the Business Corporations Act, the holders of Class B Common shares shall not be entitled to receive notice of, attend at or vote at any meetings of shareholders;
(c) Subject to the provisions hereof, the holders of Class A Common shares and Class B Common shares shall be entitled to receive dividends as and when declared by the Corporation. Dividends may be paid on the Class A Common shares (to the complete exclusion of the Class B Common shares), or on the Class B Common shares (to the complete exclusion of the Class A Common shares), or in part on each such class;
(d) Upon the liquidation or dissolution of the Corporation, the holders of Class A Common shares and Class B Common shares shall, subject to the rights, privileges, restrictions and conditions attaching to any other class of shares of the Corporation, be entitled to share, pro rata, according to the number of Class A Common shares and Class B Common shares held, in the remaining property of the Corporation; and
(e) Except as hereinbefore provided, Class A Common shares and Class B Common shares shall rank pari passu with each other.

2. The Preferred shares shall be subject to the following rights, privileges, restrictions and conditions:
(a) The Redemption Price with respect to each Preferred share shall be fixed by the directors at the time of the first issuance of any such Preferred shares and shall equal the amount obtained when the difference, if positive, between:
(i) the fair market value, at the time of the first issuance of any Preferred shares, of all consideration received by the Corporation in connection with such issuance (whether or not, in connection with such issuance, the Corporation also issues or gives any non-share consideration in exchange for the consideration received) and
(ii) the fair market value of any non-share consideration issued by the Corporation for the consideration received,
is divided by the number of Preferred shares so issued. The Redemption Price may be adjusted in accordance with the provisions of any written agreement between the Corporation and the subscriber for any such Preferred shares;

(b) Subject always to the provisions of the Business Corporations Act and the provisions hereof, the holders of the Preferred shares shall be entitled to receive dividends as and when declared by the board of directors of the Corporation; provided that the board of directors of the Corporation shall be entitled to declare dividends on any class of shares to the exclusion of any other class;

(c) In the event of the liquidation, dissolution or winding up of the Corporation or other distribution of assets or property of the Corporation among shareholders for the purpose of winding-up its affairs, the holders of Preferred shares shall be entitled to receive from the assets and property of the Corporation, a sum equivalent to the Redemption Price plus all declared but unpaid dividends thereon, in respect of each Preferred share held by them respectively, before any amount shall be paid or any property or assets of the Corporation distributed to the holders of any class of common shares or any other class or series of shares ranking junior to the Preferred shares. After payment to the holders of the Preferred shares of the amount so payable to them as hereinbefore provided for, they shall not be entitled to share any further in the distribution of the assets or property of the Corporation;

(d) Subject to the provisions of the Business Corporations Act, the Corporation may, upon giving notice as hereinafter provided, redeem at any time the whole or from time to time any part of the then outstanding Preferred shares on payment for each share to be redeemed of the Redemption Price plus all declared but unpaid dividends thereon. In case a part only of the then outstanding Preferred shares is at any time to be redeemed, the Preferred shares so to be redeemed shall be selected from the outstanding Preferred shares held by each holder as nearly (disregarding fractions), as may be in proportion to its total holding of such shares;

(e) In the case of redemption of Preferred shares under the provisions of clause (d) hereof, the Corporation shall at least thirty (30) days before the date specified for redemption, or such lesser period of time as may be unanimously agreed upon by the all of the holders of such Preferred shares then being redeemed, deliver to each person who at the date of delivery is a holder of Preferred shares to be redeemed, a notice in writing of the intention of the Corporation to redeem such Preferred shares. Such notice shall specify (i) the number of Preferred shares that the Corporation desires to redeem; (ii) the business day (the "Redemption Date") on which the Corporation desires to redeem the Preferred shares; (iii) the amount of all declared but unpaid dividends with respect to the Preferred shares to be redeemed; and (iv) the place or places of redemption;

On or after the Redemption Date, the Corporation shall pay or cause to be paid in respect of each Preferred share to be redeemed, to or to the order of the holders of the Preferred shares to be redeemed, the Redemption Price thereof plus all declared but unpaid dividends thereon, if any, on presentation and surrender at the head office of the Corporation or any other place designated in such notice of the certificates representing the Preferred shares called for redemption. Such payment shall be made by cheque payable at par at any branch of the Corporation's bankers for the time being in Canada or by electronic or wire transfer of immediately available funds to an account designated by the holder of the Preferred Share to be redeemed or by the issuance to such holder of a promissory note. If a part only of the shares represented by any certificate are to be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the

Redemption Date the holders of the Preferred shares called for redemption shall cease to be entitled to dividends and shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the Redemption Price plus all declared but unpaid dividends thereon shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected. The Corporation shall have the right at any time after the delivery of notice of its intention to redeem any Preferred shares to deposit the Redemption Price plus all declared but unpaid dividends thereon, if any, of the shares so called for redemption with respect to such of the said shares represented by certificates as have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption to a special account in any chartered bank or any trust company in Canada named in such notice, to be paid without interest to or to the order of the respective holders of such Preferred shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing same. Upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Preferred shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or such redemption date, as the case may be, shall be limited to receiving, without interest, their proportionate part of the total Redemption Price plus all declared but unpaid dividends thereon, if any, so deposited against presentation and surrender of the said certificates held by them respectively;

(f) Subject to the provisions of the Business Corporations Act, the Corporation may purchase at any time the whole or from time to time any part of the then outstanding Preferred shares on payment for each share to be purchased of the Redemption Price thereof plus all declared but unpaid dividends thereon, if any. The provisions of clauses (d) and (e) above shall apply mutatis mutandis to any such purchase;

(g) A holder of Preferred shares shall, subject to the provisions of clause (h) below, be entitled by written notice given to the Corporation at its registered office in Alberta, to require the Corporation at the option of such holder, to either redeem or purchase all or any of the issued and outstanding Preferred shares held by such holder. The holder shall tender with such notice to the Corporation at its head office a share certificate or certificates representing the Preferred shares which the registered holder desires to have the Corporation redeem or purchase together with a request in writing specifying (i) that the registered holder desires to have the Preferred shares represented by such certificate or certificates redeemed or purchased by the Corporation and, if part only of the Preferred shares represented by such certificate or certificates is to be redeemed or purchased, the number thereof to be so redeemed or purchased; and (ii) the business day (the "Redemption Date") on which the holder desires to have the Corporation redeem or purchase such Preferred shares;

Unless waived by the Corporation, the Redemption Date shall be not less than thirty (30) days after the day on which the request in writing is given to the Corporation. Upon receipt of a share certificate or certificates representing the Preferred shares which the registered holder desires to have the Corporation redeem or purchase together with such a request, the Corporation shall on the Redemption Date redeem such Preferred shares by paying to such registered holder the Redemption Price per Preferred share for each such share being redeemed or purchased plus all declared but unpaid dividends thereon. Such payment shall be

made by cheque payable at par at any branch of the Corporation's bankers for the time being in Canada or by electronic or wire transfer of immediately available funds to an account designated by the holder of the Preferred Share to be redeemed or by the issuance to such holder of a promissory note. If a part only of the shares represented by any certificate be redeemed or purchased a new certificate for the balance shall be issued at the expense of the Corporation. The said Preferred shares shall be redeemed or purchased on the Redemption Date and from and after the Redemption Date such shares shall cease to be entitled to dividends and the holder thereof shall not be entitled to exercise any of the rights of holders of Preferred shares in respect thereof unless payment of the Redemption Price per Preferred share plus all declared but unpaid dividends thereon is not made on the Redemption
Date, in which event the rights of the holder of the said Preferred shares shall remain unaffected;

(h) In the event that a redemption or purchase by the Corporation of those Preferred shares specified in the written notice given to it by a holder of Rreferred shares pursuant to the provisions of clause (g) above cannot be complied with without contravening a provision or provisions of the Business Corporations Act or some other applicable legislation, then the Corporation shall only redeem or purchase, as the case may be, such proportion (if any, and disregarding fractions) of the issued and outstanding Preferred shares held by each holder thereof as can be redeemed or purchased without causing such contravention and the Corporation shall redeem or purchase the balance of the outstanding Preferred shares in respect of which the Corporation has received notices for redemption or purchase on a pro rata basis, disregarding fractions, at such time or times as such redemption or purchase can be made without causing the Corporation to be in contravention of the Business Corporations Act or some other applicable legislation;

(i) If it is determined at any time subsequent to the date of issue of a Preferred share and prior to its redemption or purchase by the Corporation, that the Redemption Price of that share exceeded or was exceeded by the fair market value as at such date of the consideration received therefor (herein the "Fair Market Value of the Consideration"), then (i) if the Redemption Price exceeded the Fair Market Value of the Consideration, then the Redemption Price shall be reduced nunc pro tunc by the amount required to eliminate such excess; and (ii) if the Redemption Price is exceeded by the Fair Market Value of the Consideration, then the Redemption Price shall be increased nunc pro tunc by the amount required to eliminate such excess or the Corporation shall forthwith issue that number of Preferred shares as may be required to eliminate such excess;

If it is determined at any time subsequent to the date of issue of a Preferred share and subsequent to its redemption or purchase by the Corporation, that the Redemption Price of that share exceeded or was exceeded by the Fair Market Value of the Consideration as at such date, then (i) if the Redemption Price exceeded the Fair Market Value of the Consideration, then the holder of that Preferred share shall forthwith pay to the Corporation an amount equal to such excess; and (ii) if the Redemption Price is exceeded by the Fair Market Value of the Consideration, then the Corporation shall forthwith pay to the holder of that Preferred share an amount equal to such excess or shall issue that number of Preferred shares as may be required to eliminate such excess;

(j) Subject to the provisions of the Business Corporations Act, the holders of Preferred shares shall not be entitled to receive notice of, attend at or vote at

any meetings of shareholders;

3. Notwithstanding anything herein expressed or implied to the contrary, in no event shall either: (i) any dividend be declared or paid on the common shares or any other shares of the Corporation ranking junior to the Preferred shares; or (ii) the Corporation otherwise make a distribution on the common shares or any other shares of the Corporation ranking junior to the Preferred shares; or (iii) the Corporation redeem or purchase for cancellation or otherwise any of the common shares or any other shares of the Corporation ranking junior to the Preferred shares, if the payment of such dividend, the making of such distribution or the making of such redemption or purchase, as the case may be, would cause the realizable value of the assets of the Corporation to be less than the aggregate of:

(a) its liabilities; and
(b) the amount the Corporation would be required to pay on a complete redemption or purchase of any issued and outstanding Preferred shares of the Corporation at their Redemption Price (including all declared but unpaid dividends thereon).

CORPORATE ACCESS NUMBER: 2019614904

Government of Alberta

BUSINESS CORPORATIONS ACT

CERTIFICATE

OF

AMENDMENT

WIND MOBILE CORP.
CHANGED ITS NAME TO **FREEDOM MOBILE INC.** ON 2016/11/21.

Name Change Alberta Corporation - Registration Statement

Alberta Amendment Date: 2016/11/21

Service Request Number: 26093572
Corporate Access Number: 2019614904
Legal Entity Name: WIND MOBILE CORP.
French Equivalent Name:
Legal Entity Status: Active

Alberta Corporation Type: Named Alberta Corporation
New Legal Entity Name: FREEDOM MOBILE INC.
New French Equivalent Name:
Nuans Number: 120102516
Nuans Date: 2016/11/21
French Nuans Number:
French Nuans Date:

Professional Endorsement Provided:
Future Dating Required:

Annual Return

No Records returned

Attachment

Attachment Type	Microfilm Bar Code	Date Recorded
Letter of Approval	10000107103336075	2016/04/05
Share Structure	ELECTRONIC	2016/04/05
Other Rules or Provisions	ELECTRONIC	2016/04/05
Restrictions on Share Transfers	ELECTRONIC	2016/04/05
Share Structure	ELECTRONIC	2016/08/30

Registration Authorized By: DARLENE CORDICK
AGENT OF CORPORATION

Alberta Government

Articles of Amendment

Business Corporations Act
Section 6

This information is collected in accordance with the *Business Corporations Act.* It is required to update an Alberta corporation's articles for the purpose of issuing a certificate of amendment. Collection is authorized under s. 33(a) of the *Freedom of Information and Protection of Privacy Act.* Questions about the collection can be directed to Service Alberta Contact Centre staff at cr@gov.ab.ca or 780-427-7013 (toll-free 310-0000 within Alberta).

1. **Name of Corporation**	2. **Corporate Access Number**
WIND MOBILE CORP.	2019614904

3. **Item** ________ **of the Articles of the above named corporation are amended in accordance with Section** 173(1)(a) **of the *Business Corporations Act* as follows:**

Pursuant to section 173(1)(a) of the Business Corporations Act (Alberta) the Articles of the Corporation be amended by changing the name of the Corporation to FREEDOM MOBILE INC.

4. **Authorized Representative/Authorized Signing Authority for the Corporation**

PARDELL, CHRISTOPHER C.
Last Name, First Name, Middle Name *(optional)*

Solicitor
Relationship to Corporation

403-750-4540
Telephone Number *(optional)*

christopher.pardell@sjrb.ca
Email Address *(optional)*

2016-11-21
Date of submission *(yyyy-mm-dd)*

[signature]
Signature

Articles of Amendment

BUSINESS CORPORATIONS ACT

INSTRUCTIONS

Use this form to collect information to submit to an authorized Corporate Registry service provider. The information will be filed with the Registrar of Corporations in accordance with the *Business Corporations Act.*

Item 1. Enter the full legal name of the corporation.

Item 2. The corporate access number **must** be entered. It is printed at the top of the:

- Certificate of Incorporation.
- Certificate of Continuance.
- Certificate of Amalgamation.

Item 3. Amendments must be made in accordance with Sections 29 and 177 of the *Business Corporations Act.*

- Enter the Item number of the articles you are amending in Item 3.
- Enter the section and subsection of the *Business Corporations Act* under which the amendment is being made.
- If the amendment will change the name of the corporation;
  - Name of limited corporations must comply with Sections 12 and 15.4 of the Act.
  - When the new name is not a number name assigned by the Registrar of Corporations, you must also include an Alberta Corporate Name Report (from the NUANS database) dated not more than 90 days from the date you submit these articles to an authorized Corporate Registry service provider.
- If the amendment is to convert a limited liability corporation to an unlimited liability corporation, ensure the corporation's name is changed to comply with Section 12 and 15.4 of the Act and that the corporation's Other Rules and Provisions are amended to specifically include the provisions of Section 15.3 of the Act.
- If the amendment is to convert an unlimited liability corporation to a limited liability corporation, ensure the corporation's name is changed to comply with Section 10 and 12 of the Act and that the corporation's Other Rules and Provisions are amended to remove unlimited liability provisions.

Item 4.
- Enter the first and last name of the authorized individual. The middle name is optional.
- Select the appropriate relationship to the corporation.
- Enter the telephone number of the signing authority.
- Enter the email address of the signing authority.
- Enter the date of submission.
- Ensure the form is signed.

Note: The authorized representative of the corporation must present their identification to the Corporate Registry service provider in order to register this information.

CONSENT/CONSENTEMENT

The undersigned hereby consents to the use of the name and the federal proposed name will not be proceeded with federally:

FREEDOM MOBILE INC.

Dated this 21st day of November, 2016.

FREEDOM MOBILE INC., Canadian name reservation# 120003727, 120003724 and 120089143, authorized by 2542211 ONTARIO INC.

(Business Name/ Corporation)/
(nom commercial de l'entreprise ou de la corporation)

Per:

(Signature of officer/director/proprietory)
(signature du dirigeant, de l'administrateur ou de propriétaire)

CONSENT / CONSENTEMENT

The undersigned hereby consents to the use of the name:

FREEDOM MOBILE INC.

Dated this 21st day of November, 2016.

FREEDOM MOBILE, Canadian Trade-Mark under application no. 1805902, owned by 2542211 ONTARIO INC.

(Business Name / Corporation) /
(nom commercial de l'entreprise ou de la corporation)

Per:

(Signature of officer/director/proprietory)
(signature du dirigeant, de l'administrateur ou de propriétaire)

Alberta Reservation Report
Rapport pour réservation en Alberta

Freedom Mobile Inc.
120102516 Distinctive/Distinctif:
NAICS codes/ codes SCIAN:

Alternate spelling/Variante orthographique:

2016-11-21

COMPANY NAME / NOM DE L'ENTREPRISE JUR BUS./ACT.	NO.	DATE	CITY/VILLE	EP	TYPE	STATUS/STATUT	STAT.DATE/DATE STAT.
Freedom Mobile Inc.							
AB	120102516	2016-11-21				Prop.SHAW	
FREEDOM MOBILE INC.			SAME CLIENT				
CD	120003727	2016-06-09				Prop.CYBER	
FREEDOM MOBILE INC.			SAME CLIENT				
CD	120003724	2016-06-09				Prop.CYBER	
FREEDOM MOBILE INC.			SAME CLIENT				
CD	120089143	2016-10-31				Prop.CYBER	
FREEDOMONE MOBILE INC.							
CD	7931298	2011-07-29	Montréal		CBCA	Dissolved	2014-08-20
KINO MOBILITY FREEDOM INC.							
CD	2669382	1990-12-10	DOWNSVIEW		CBCA	Dissolved	1999-01-28
ULTRAMATIC MOBILITY FREEDOM II INC.							
CD	2064464	1986-08-01	BURLINGTON		CBCA	Dissolved	2006-06-14
FREEDOM CORP.							
AB	2014033274	2008-05-23	RED DEER		Bus_Corp	Active	
FREEDOM							
AB	TN10110328	2002-10-04			TradeName	Active	
FREEDOMONE MOBILE CANADA INC.							
CD	7931328	2011-07-29	Montréal		CBCA	Dissolved	2014-08-20
FREEDOM 45 LTD.							
AB	2014463752	2009-01-09	RED DEER		Bus_Corp	Active	
FREEDOM 85 INC.							
AB	2014092361	2008-06-19	RED DEER COUNTY		Bus_Corp	Active	
FREEDOM/FIVE 10 INC.							
AB	2016552388	2012-01-27	GRANDE PRAIRIE		Bus_Corp	Active	2015-03-12
FREEDOM 25							
AB	PT9779737	2002-03-07			Ptnrshp	Active	
FREEDOMCLUB.CA							
AB	TN16485856	2011-12-23			TradeName	Active	
FREEDOMSPHERE							
AB	TN10503720	2003-06-03			TradeName	Active	
FreedomNet Inc.							
CD	9720146	2016-04-21	Calgary		CBCA	Active	2016-04-21

Alberta Reservation Report
Rapport pour réservation en Alberta

Freedom Mobile Inc.
120102516 Distinctive/Distinctif:
NAICS codes/ codes SCIAN:

Alternate spelling/Variante orthographique:

2016-11-21

COMPANY NAME / NOM DE L'ENTREPRISE JUR BUS./ACT.	NO.	DATE	CITY/VILLE	EP	TYPE	STATUS/STATUT	STAT.DATE/DATE STAT.
FREEBE MOBILE APPLICATION INC AB	118592389	2016-05-03				Prop.SEQUIT	
FREE SPIRIT MOBILE MASSAGE AB	TN12079463	2005-12-01			TradeName	Active	
FREEDOM 47 LTD. AB	2018671210	2014-12-17	MEDICINE HAT		Bus_Corp	Active	
FREEDOM TO BE AB	CRY032756	1979-08-02			TradeName	Active	
FREEDOM 95 AB	TN6475701	1995-03-23			TradeName	Active	
FREEDOMNET INC. AB	2119652184	2016-04-21	CALGARY	CD	EP_Corp	Active	
FREEDOM 40 AB	TN8637936	2000-01-27			TradeName	Active	
FREEDOMLIFESTYLEBIZ AB	TN13723556	2008-01-03			TradeName	Active	
FREEDOM 2 BE... AB	PT14382055	2008-11-18			Ptnrshp	Active	
5K FREEDOM AB	PT13968672	2008-04-24			Ptnrshp	Active	
FREEDOMTRAXX25 AB	TN19892702	2016-08-24			TradeName	Active	
FREEDOM 5 INC. AB	207957846	1998-08-11	WETASKIWIN		Bus_Corp	Start	2016-10-02
J D FREEDOM INC. CD	0287954	1978-03-20	WINDSOR, ON		CBCA	Active	2000-07-21
FREEBE MOBILE APPLICATION INC. AB	2019674080	2016-05-03	CALGARY		Bus_Corp	Active	
FRED'S MOBILE REPAIR AB	CRY033088	1979-08-14			TradeName	Active	
FORT MCMURRAY MOBILE TIRE AB	TN18389437	2014-08-01			TradeName	Active	
FORT MOBILE FITNESS AB	TN19077262	2015-07-07			TradeName	Active	

Alberta Reservation Report
Rapport pour réservation en Alberta

Freedom Mobile Inc.

120102516 Distinctive/Distinctif:

NAICS codes/ codes SCIAN:

Alternate spelling/Variante orthographique:

2016-11-21

COMPANY NAME / NOM DE L'ENTREPRISE JUR BUS./ACT.	NO.	DATE	CITY/VILLE	EP	TYPE	STATUS/STATUT	STAT.DATE/DATE STAT.
FREDA'S MOBILE PARK							
AB	PT17375619	2013-03-21			Ptnrshp	Active	
Deep Fried Mobile Inc.							
CD	7627483	2010-08-18	Burnaby		CBCA	Active	2011-06-15
FORT MCMURRAY MOBILE TIRE LTD.							
AB	2018991014	2015-05-26	FORT MCMURRAY		Bus_Corp	Active	
FORT MCMURRAY MOBILE MASSAGE							
AB	TN16855264	2012-06-20			TradeName	Active	
FRENCHIE'S MOBILE STEAM CLEANING							
AB	CRY010555	1975-05-08			TradeName	Active	
FRESH LOOK MOBILE DETAILING							
AB	PT20029922	2016-11-03			Ptnrshp	Active	
FRESH MOBILE BISTRO							
AB	TN17577487	2013-06-28			TradeName	Active	
MOBILE FREIGHT SYSTEMS INC.							
CD	9358820	2015-07-06	WINDSOR		CBCA	Active	2015-07-06
FREEDOM INC.							
AB	209378827	2001-06-06	EDMONTON		Bus_Corp	Struck	2003-12-02
FREEMANTLE HOLDINGS, OPERATING AS MOBILE LUBE							
AB	TN5671482	1993-05-10			TradeName	Active	
FORT MCMURRAY MOBILE FURNITURE REPAIR							
AB	TN14858377	2009-08-27			TradeName	Active	
FREEDOM FLOORING INC							
AB	118228935	2016-03-22				Prop.SENTREG	
FREEDOM FABRICATION LTD							
AB	117816157	2016-02-04				Prop.ONESTOP	
FREEDOM EQUITIES INC.							
AB	2010857627	2004-01-14	CALGARY		Bus_Corp	Active	
FREEDOM CONSULTING LTD.							
AB	206294522	1994-10-24	AIRDRIE		Bus_Corp	Active	1994-12-12
FREEDOM CONTRACTING INC.							
AB	209218106	2001-02-27	HIGH RIVER		Bus_Corp	Active	2011-10-11
FREEDOM MACHINE CORP.							
AB	2017295201	2013-02-12	GRANDE PRAIRIE		Bus_Corp	Active	

Alberta Reservation Report
Rapport pour réservation en Alberta

Freedom Mobile Inc.

120102516 Distinctive/Distinctif:

NAICS codes/ codes SCIAN: **Alternate spelling/Variante orthographique:**

COMPANY NAME / NOM DE L'ENTREPRISE JUR BUS./ACT.	NO.	DATE	CITY/VILLE	EP	TYPE	STATUS/STATUT	STAT.DATE/DATE STAT.
FREEDOM RENTALS LTD.							
AB	2018616231	2014-11-19	FORT MCKAY		Bus_Corp	Active	
FREEDOM POWERSPORTS LTD.							
AB	2017357803	2013-03-13	EDSON		Bus_Corp	Active	
FREEDOM HOLDINGS LTD.							
AB	2018187738	2014-04-29	EDMONTON		Bus_Corp	Active	
INSPIRING FREEDOM CORP.							
AB	2011915002	2005-09-13	CALGARY		Bus_Corp	Active	2007-11-02
FREEDOM FLOORING INC.							
AB	2019587159	2016-03-22	EDMONTON		Bus_Corp	Active	
PROFESSIONAL FREEDOM LTD.							
AB	203406111	1985-12-30	WETASKIWIN		Bus_Corp	Active	
FREEDOM MANUFACTURING LIMITED							
AB	207313990	1997-03-12	EDMONTON		Bus_Corp	Active	
FREEDOM ELECTRIC							
AB	CRY060354	1982-02-08			TradeName	Active	
FREEDOM INTERNATIONAL							
AB	CRY048510	1981-02-03			Ptnrshp	Active	
FREEDOM INDUSTRIES							
AB	CRY036412	1980-01-11			TradeName	Active	
FREEDOM FREELANCERS							
AB	PT11794005	2005-06-29			Ptnrshp	Active	
FREEDOM FOREVER							
AB	TN11827219	2005-07-20			TradeName	Active	
BEYOND FREEDOM							
AB	PT11566221	2005-03-04			Ptnrshp	Active	
LIFE FREEDOM							
AB	TN12286787	2006-03-14			TradeName	Active	
FREEDOM LINES							
AB	PT11572872	2005-03-09			Ptnrshp	Active	
MORTGAGE FREEDOM							
AB	TN12245601	2006-02-22			TradeName	Active	
FREEDOM PRODUCTIONS							
AB	CRY095539	1984-10-05			TradeName	Active	

Federal Reservation Report
Rapport fédéral pour réservation

FREEDOM MOBILE INC.
120089143 Distinctive/Distinctif:
NAICS codes/ codes SCIAN: **Alternate spelling/Variante orthographique:**

COMPANY NAME / NOM DE L'ENTREPRISE JUR BUS./ACT.	NO.	DATE	CITY/VILLE	EP	TYPE	STATUS/STATUT	STAT.DATE/DATE STAT.
FREEDOM MOBILE INC. CD	120089143	2016-10-31				Prop.CYBER	
FREEDOM MOBILE INC. CD	120003727	2016-06-09				Prop.CYBER	
FREEDOM MOBILE INC. CD	120003724	2016-06-09				Prop.CYBER	
FREEDOM MOBILITY BC	930140790	1993-03-09			Pt_Prpshp	Active	
FREEDOM IS MOBILITY ON	220464093	2012-04-27	TORONTO		Sl_Prpshp	Active	2012-04-27
AFFORDABLE MOBILITY FREEDOM ON	251202412	2015-12-16	WATERLOO		Sl_Prpshp	Active	2015-12-16
FREEDOMONE MOBILE INC. CD	7931298	2011-07-29	Montréal		CBCA	Dissolved	2014-08-20
MOBILE MARKETING FREEDOM ON	210779120	2011-07-20	GUELPH		AsmdBusNm	Pnd_Exp	2016-07-20
MOBILE MARKETING FREEDOM ON	210779120	2011-07-20	GUELPH		AsmdBusNm	Exp_Rgstn	2016-09-18
FREEDOM MOBILITY MEDICAL CORPORATION BC	0892963	2010-10-15	Port Coquitlam		Corp	Dslvd_FTF	2016-08-09
FREE & MOBILE INC. ON	1043234	1993-09-02	TORONTO		Bus_Corp	Active	1993-09-02
FREEDOM CORP. AB	2014033274	2008-05-23	RED DEER		Bus_Corp	Active	
FREEDOM AB	TN10110328	2002-10-04			TradeName	Active	
FREEDOM CORP. AB	2014033274	2008-05-23	RED DEER		Bus_Corp	Active	
FREEDOMONE MOBILE CANADA INC. CD	7931328	2011-07-29	Montréal		CBCA	Dissolved	2014-08-20
FREEDOM-TODAY ON	220512495	2012-05-09	ATWOOD		Sl_Prpshp	Active	2012-05-09
FREEDOMYOU ON	220522221	2012-05-11	LINDSAY		Sl_Prpshp	Active	2012-05-11

Federal Reservation Report
Rapport fédéral pour réservation

FREEDOM MOBILE INC.
120089143 Distinctive/Distinctif:
NAICS codes/ codes SCIAN: **Alternate spelling/Variante orthographique:**

COMPANY NAME / NOM DE L'ENTREPRISE JUR BUS./ACT.	NO.	DATE	CITY/VILLE	EP	TYPE	STATUS/STATUT	STAT.DATE/DATE STAT.
FREEDOM TV ON	260497151	2016-05-11	HAMILTON		SI_Prpshp	Active	2016-05-11
FREEDOM E ON	260347166	2016-04-04	SOUTHAMPTON		SI_Prpshp	Active	2016-04-04
FREEDOMCOCOBELLA ON	230985285	2013-10-07	ORLEANS		GnrlPrtnr	Active	2013-10-07
FREEDOM9TO5 ON	240832386	2014-08-26	VAUGHAN		SI_Prpshp	Active	2014-08-26
J D FREEDOM INC. ON	393685	1978-03-20	WINDSOR	CA	FD_Share	Active	2005-01-31
FREEDOM 91 LIMITED ON	1937666	2015-06-10	TORONTO		Bus_Corp	Active	2015-06-10
FREEDOM 45 INC. ON	2492434	2015-11-20	RICHMOND HILL		Bus_Corp	Active	2015-11-20
FREEDOM 40 AB	TN8637936	2000-01-27			TradeName	Active	
FREEDOM 95 AB	TN6475701	1995-03-23			TradeName	Active	
FREEDOM 5 INC. AB	207957846	1998-08-11	WETASKIWIN		Bus_Corp	Start	2016-10-02
FREEDOM 85 INC. AB	2014092361	2008-06-19	AIRDRIE		Bus_Corp	Active	
FREEDOM 47 LTD. AB	2018671210	2014-12-17	MEDICINE HAT		Bus_Corp	Active	
FREEDOM 2 BE... AB	PT14382055	2008-11-18			Ptnrshp	Active	
FREEDOMWITHWHEELS.COM BC	120576595	2012-02-15			Pt_Prpshp	Active	
FREEDOMSHAPER BC	140638018	2014-07-04			Pt_Prpshp	Active	
FREEDOM R.V. BC	910116275	1991-03-01			Pt_Prpshp	Active	
FREEBE MOBILE APPLICATION INC AB	118592389	2016-05-03				Prop.SEQUIT	

Federal Reservation Report
Rapport fédéral pour réservation

FREEDOM MOBILE INC.
120089143 Distinctive/Distinctif:
NAICS codes/ codes SCIAN: **Alternate spelling/Variante orthographique:**

COMPANY NAME / NOM DE L'ENTREPRISE JUR BUS./ACT	NO.	DATE	CITY/VILLE	EP	TYPE	STATUS/STATUT	STAT.DATE/DATE STAT.
MOBILE BLAST FREEZING & STORAGE LIMITED							
NL	22817	1988-05-05	Gander		Share	DslvdVtry	2005-10-04
FREE SPIRIT MOBILE MASSAGE							
AB	TN12079463	2005-12-01			TradeName	Active	
FREEBE MOBILE APPLICATION INC.							
AB	2019674080	2016-05-03	CALGARY		Bus_Corp	Active	
FREEPORT MOBILE HOME PARK							
BC	940154458	1994-01-10			Pt_Prpshp	Active	
FREELANCE MOBILE RV REPAIRS							
BC	100531390	2010-06-10			Pt_Prpshp	Active	
FREEDOM.ORG							
ON	220549463	2012-05-17	MISSISSAUGA		Sl_Prpshp	Active	2012-05-17
FREEDOMIND							
ON	220409114	2012-04-16	TORONTO		Sl_Prpshp	Active	2012-04-16
FREEDOM '83							
ON	210823787	2011-08-02	SCARBOROUGH		Sl_Prpshp	Active	2011-08-02
FREEDOM TO							
ON	250668720	2015-07-03	TORONTO		AsmdBusNm	Active	2015-07-03
F.A T. FREEDOM							
ON	240381012	2014-04-16	KITCHENER		Sl_Prpshp	Active	2014-04-16
FREEDOM X							
ON	240722926	2014-07-23	SCARBOROUGH		Sl_Prpshp	Active	2014-07-23
FREEDOMTRAVELL							
ON	141112797	2004-09-30	ORANGEVILLE		Sl_Prpshp	Active	2014-10-01
FREEDOM 9 TO 5							
ON	200152023	2010-02-09	YORK		Sl_Prpshp	Active	2010-02-09
FREEDOM TV INC.							
ON	1628484	2004-08-12	BURLINGTON		Bus_Corp	Active	2004-08-12
FREEDOM9 INC.							
ON	2023698	2003-03-07	MISSISSAUGA		Bus_Corp	Active	2003-03-07
FREEDOM46 CORP.							
ON	2018538	2002-11-15	KITCHENER		Bus_Corp	Active	2002-11-15
FREEDOM 50 INC.							
ON	2332930	2012-06-22	BURLINGTON		Bus_Corp	Active	2012-06-22

Federal Reservation Report
Rapport fédéral pour réservation

FREEDOM MOBILE INC.
120089143 Distinctive/Distinctif:
NAICS codes/ codes SCIAN: **Alternate spelling/Variante orthographique:**

COMPANY NAME / NOM DE L'ENTREPRISE JUR BUS./ACT.	NO.	DATE	CITY/VILLE	EP	TYPE	STATUS/STATUT	STAT.DATE/DATE STAT.
FREEDOM A. & N. CORP. ON	1432272	2000-12-29	SARNIA		Bus_Corp	Active	2007-08-30
FREEDOM/FIVE 10 INC. AB	2016552388	2012-01-27	GRANDE PRAIRIE		Bus_Corp	Active	2015-03-12
FREEDOM 45 LTD. AB	2014463752	2009-01-09	RED DEER		Bus_Corp	Active	
FREEDOM 25 AB	PT9779737	2002-03-07			Ptnrshp	Active	
FREEDOMSPHERE AB	TN10503720	2003-06-03			TradeName	Active	
5K FREEDOM AB	PT13968672	2008-04-24			Ptnrshp	Active	
FREEDOMCLUB.CA AB	TN16485856	2011-12-23			TradeName	Active	
FREEDOMTRAXX25 AB	TN19892702	2016-08-24			TradeName	Active	
FREEDOM TO BE AB	CRY032756	1979-08-02			TradeName	Active	
Freedom R & D Ltd. NB	685619	2015-10-28	Fredericton		CrpBusAct	Current	2015-10-28
FREEDOMNET INC. AB	2119652184	2016-04-21	CALGARY	CD	EP_Corp	Active	
FREEDOMLIFESTYLEBIZ AB	TN13723556	2008-01-03			TradeName	Active	
FREEDOM 85 INC. AB	2014092361	2008-06-19	RED DEER COUNTY		Bus_Corp	Active	
FreedomNet Inc. CD	9720146	2016-04-21	Calgary		CBCA	Active	2016-04-21
J D FREEDOM INC. CD	0287954	1978-03-20	WINDSOR, ON		CBCA	Active	2000-07-21
FREEDOM 47 LTD. SK	0101293152	2015-11-26	MEDICINE HAT	AB	Bus_Corp	Active	2015-11-26
FREEDOM TV INC. MB Motion Picture and Video Industries	6872094	2014-03-03	STEINBACH		Shr_ND	Revived	2016-09-01

Trademark Report
Rapport des marques de commerce

FREEDOM MOBILE INC.
120089143 Distinctive/Distinctif:
2016-10-31
Nice classes/classification Nice: Alternate spelling/Variante orthographique:

* This report does not constitute a Trademark reservation / Ce rapport ne constitue pas de réservation de marque de commerce

TRADEMARK / MARQUE DE COMMERCE AP. NO. / NO. AP. GOODS/PRODUITS	REG. NO. / NO. ENR.	REG. DATE / DATE. ENR.	STATUS / STATUT	OWNER / PROPRIÉTAIRE CLASSES
WHIM FREEDOM OF MOBILITY 1800030 Software; Software and applications for mobile......	TMA		Formalizd	MaaS Global Oy 09,38,39,42
VISUAL FREEDOM IN THE MOBILE WORLD 1099929 Graphics software for the world wide web,... Development...	TMA		Aband-36	Bitflash Inc. 09,35,42
AGT MOBILITY FREEDOM 0763699 Cellular telephones. Rate plan for...	TMA471055	1997-02-13	Expunged	TELUS Corporation 09,38
AGT MOBILITY FREEDOM & DESIGN 0763701 Cellular telephones. Rate plan for...	TMA469525	1997-01-23	Expunged	TELUS Corporation 09,38
AGT MOBILITY FREEDOM & DESIGN 0763702 Cellular telephones. Rate plan for...	TMA462424	1996-08-30	Expunged	TELUS Corporation 09,38
FREEDOM MOBILITY & Design 1448918 Homecare products namely beds, manually-operated... Wholesale sales...	TMA		Aband40-3	FREEDOM MOBILITY MEDICA 06,07,10,11...
TRICANMOBILE 'GATEWAY TO FREEDOM' 1794251 Electric scooters Wholesale and...	TMA		Formalizd	SYNDERESIS LTD. 12,35
FREEDOM MOBILITY 1457593 Canes, crutches, lift chairs, manually-operated bath lifts, raised...	TMA785932	2010-12-23	Registerd	FREEDOM MOBILITY MEDICA 06,07,08,10...
TRUE MOBILE FREEDOM 1635332 Telecommunications, multimedia and interactive......	TMA949438	2016-09-15	Registerd	WIND MOBILE CORP. 09,16,28,35...
FREEWIRE ENTERPRISE MOBILITY 1224292 Development and hosting of wireless technologies and the selling and...	TMA649882	2005-10-06	Registerd	Freewire Corporation 37,42
FREEDOM 1134929 Agricultural implements, namely, tillage equipment for attachment to a...	TMA596307	2003-12-03	Registerd	UNVERFERTH MANUFACTURIN 07
FREEDOM 1241708 Cooling machines, namely, refrigerators, freezers, ice making...	TMA686910	2007-05-04	Registerd	BSH Home Appliances Cor 11
FREEDOM 1023634 Office chairs.	TMA567626	2002-09-18	Registerd	HUMANSCALE CORPORATION 20
FREEDOM 1327072 Horticultural shade tree, namely Elm.	TMA708969	2008-03-06	Registerd	Dr. Wilbert Ronald 31
FREEDOM 0848028 Agricultural herbicides, agricultural seeds, namely canola, flax,...	TMA516409	1999-09-16	Registerd	E. I. DuPont de Nemours 05,09,31
FREEDOM 0788267 Hot water heaters.	TMA467092	1996-12-04	Registerd	UTILITY MARKETING CONCE 11
FREEDOM 1374930 Medical products for use in urinary drainage namely male external...	TMA732080	2009-01-09	Registerd	Coloplast A/S 05,10

Trademark Report
Rapport des marques de commerce

FREEDOM MOBILE INC.
120089143 Distinctive/Distinctif:
Nice classes/classification Nice: **Alternate spelling/Variante orthographique:**

*** This report does not constitute a Trademark reservation / Ce rapport ne constitue pas de réservation de marque de commerce**

TRADEMARK / MARQUE DE COMMERCE AP. NO. / NO. AP. GOODS/PRODUITS	REG. NO. / NO. ENR.	REG. DATE / DATE. ENR.	STATUS / STATUT	OWNER / PROPRIÉTAIRE CLASSES
FREEDOM 0798862 Watches.	TMA474741	1997-04-14	Registerd	Movado LLC a Delaware l 14
FREEDOM 1686894 Artists paints, namely acrylic paints, oil paints and watercolor...	TMA		Allowed	DA VINCI PAINT CO., INC 02,16
FREEDOM 1001702 Computer software used to integrate property casualty insurance...	TMA568846	2002-10-16	Registerd	London Life Insurance C 09
FREEDOM 1579849 supervisory control and data acquisition industrial control system...	TMA		PrpOpposn	Flanders Electric Motor 09
FREEDOM 1795866 Industrial personal computers, digital... Consulting...	TMA		Formalizd	5ME, LLC 09,35,42
FREEDOM DESIGN 1795867 Industrial personal computers, digital... Consulting...	TMA		Formalizd	5ME, LLC 09,35,42
FREEDOM 0864782 Fragrances, namely perfume, cologne, eau de toilette, after shave...	TMA546024	2001-06-01	Registerd	Tommy Hilfiger Licensin 03
FREEDOM 1033986 Operation of retail stores selling clothing and accessories for men,...	TMA546800	2001-06-19	Registerd	RHINO FREEDOM ULC 35
FREEDOM 0480451 Batteries.	TMA271609	1982-08-06	Registerd	Delphi Technologies, In 09
FREEDOM 0233901 Fresh citrus fruits.	TMA104438	1956-09-21	Registerd	WONDERFUL CITRUS LLC 31
FREEDOM 1647493 Trailers for motorized three-wheeled vehicles namely, motorcycles.	TMA949127	2016-09-13	Registerd	Bombardier Recreational 12
FREEDOM TERM 0800049 Insurance services.	TMA471705	1997-02-26	Registerd	LONDON LIFE INSURANCE C 36
FREEDOM INTELLIGENCE 1012900 Software for use in indexing and searching large or multiple...	TMA576642	2003-02-27	Registerd	Joint Technology Corpor 09
FREEDOM 55 FINANCIAL & Design 1065523 Provision of a broad range of financial services, namely insurance...	TMA848673	2013-04-16	Registerd	London Life Insurance C 35,36,37,38...
FREEDOM: FIRST RESISTANCE 1058286 Computer game software, namely interactive games; interactive...	TMA582191	2003-05-22	Registerd	RED STORM ENTERTAINMENT 09
Freedom Watch DESIGN 1070418 Newsletters in print and electronic form, containing political and...	TMA563451	2002-06-14	Registerd	National Citizens' Coal 16
BUSINESS FREEDOM SOLUTIONS 1096975 Ensemble de solutions de financement sur carte de crédit pour les PME.	TMA605649	2004-03-18	Registerd	FÉDÉRATION DES CAISSES 35

Trademark Report
Rapport des marques de commerce

Freedom Mobile Inc.

120102516 Distinctive/Distinctif:

2016-11-21

Nice classes/classification Nice: **Alternate spelling/Variante orthographique:**

*** This report does not constitute a Trademark reservation / Ce rapport ne constitue pas de réservation de marque de commerce**

TRADEMARK / MARQUE DE COMMERCE AP. NO. / NO. AP. GOODS/PRODUITS	REG. NO. / NO. ENR.	REG. DATE / DATE. ENR.	STATUS / STATUT	OWNER / PROPRIÉTAIRE CLASSES
FREEDOM MOBILITY 1457593 Canes, crutches, lift chairs, manually-operated bath lifts, raised...	TMA785932	2010-12-23	Registerd	FREEDOM MOBILITY MEDICA 06,07,08,10...
FREEDOM MOBILE 1805902 Software applications for portable media players... Computer...	TMA		Formalizd	2542211 Ontario Inc. 09,35,36,38...
TRUE MOBILE FREEDOM 1635332 Telecommunications, multimedia and interactive......	TMA949438	2016-09-15	Registerd	WIND MOBILE CORP. 09,16,28,35...
WHIM FREEDOM OF MOBILITY 1800030 Software; Software and applications for mobile....	TMA		Formalizd	MaaS Global Oy 09,38,39,42
FREEDOM MOBILITY & Design 1448918 Homecare products namely beds, manually-operated... Wholesale sales...	TMA		Aband40-3	FREEDOM MOBILITY MEDICA 06,07,10,11...
AGT MOBILITY FREEDOM & DESIGN 0763702 Cellular telephones. Rate plan for...	TMA462424	1996-08-30	Expunged	TELUS Corporation 09,38
AGT MOBILITY FREEDOM 0763699 Cellular telephones. Rate plan for...	TMA471055	1997-02-13	Expunged	TELUS Corporation 09,38
AGT MOBILITY FREEDOM & DESIGN 0763701 Cellular telephones. Rate plan for...	TMA469525	1997-01-23	Expunged	TELUS Corporation 09,38
TRICANMOBILE 'GATEWAY TO FREEDOM' 1794251 Electric scooters Wholesale and...	TMA		Formalizd	SYNDERESIS LTD. 12,35
VISUAL FREEDOM IN THE MOBILE WORLD 1099929 Graphics software for the world wide web,... Development...	TMA		Aband-36	Bitflash Inc. 09,35,42
FREEWIRE ENTERPRISE MOBILITY 1224292 Development and hosting of wireless technologies and the selling and...	TMA649882	2005-10-06	Registerd	EVAN KIOUSIS 37,42
FREEDOM 0864782 Fragrances, namely perfume, cologne, eau de toilette, after shave...	TMA546024	2001-06-01	Registerd	Tommy Hilfiger Licensin 03
FREEDOM 0788267 Hot water heaters.	TMA467092	1996-12-04	Registerd	UTILITY MARKETING CONCE 11
FREEDOM 0233901 Fresh citrus fruits.	TMA104438	1956-09-21	Registerd	WONDERFUL CITRUS LLC 31
FREEDOM 0352037 Sportswear, namely, pants, blouses, shirts, cardigans, sweaters,...	TMA201350	1974-08-23	Registerd	RHINO FREEDOM ULC 25
FREEDOM 1154204 Modular sound recording and reproducing equipment, namely electronic...	TMA652333	2005-11-07	Registerd	Nice Systems Inc. (a De 09
FREEDOM 1202031 Key control services for distributors, locksmiths and buyers of high...	TMA673886	2006-09-29	Registerd	ASSA ABLOY High Securit 45

Trademark Report
Rapport des marques de commerce

Freedom Mobile Inc.

120102516 Distinctive/Distinctif:

2016-11-21

Nice classes/classification Nice: **Alternate spelling/Variante orthographique:**

*** This report does not constitute a Trademark reservation / Ce rapport ne constitue pas de réservation de marque de commerce**

TRADEMARK / MARQUE DE COMMERCE AP. NO. / NO. AP. GOODS/PRODUITS	REG. NO. / NO. ENR.	REG. DATE / DATE. ENR.	STATUS / STATUT	OWNER / PROPRIÉTAIRE CLASSES
FREEDOM 1294665 Motorcycle engines.	TMA680203	2007-01-24	Registerd	POLARIS INDUSTRIES INC. 12
FREEDOM 1023634 Office chairs.	TMA567626	2002-09-18	Registerd	HUMANSCALE CORPORATION 20
FREEDOM 1233406 Wireless telecommunications services namely, personal communication...	TMA654628	2005-12-07	Registerd	Manitoba Telecom Servic 36,38
FREEDOM 1241708 Cooling machines, namely, refrigerators, freezers, ice making...	TMA686910	2007-05-04	Registerd	BSH Home Appliances Cor 11
FREEDOM 1245501 Gasoline and electric-powered golf cars.	TMA654860	2005-12-12	Registerd	Textron Inc. 04,12
FREEDOM 1001702 Computer software used to integrate property casualty insurance...	TMA568846	2002-10-16	Registerd	London Life Insurance C 09
FREEDOM 1586299 Household and kitchen machines and equipment, namely, heating, steam...	TMA872774	2014-03-06	Registerd	BSH Home Appliances Cor 11
FREEDOM 1597578 Fishing lures.	TMA864719	2013-11-08	Registerd	FREEDOM TACKLE CORP. 28
FREEDOM 1647493 Trailers for motorized three-wheeled vehicles namely, motorcycles.	TMA949127	2016-09-13	Registerd	Bombardier Recreational 12
THE FREEDOM 1646233 Wines.	TMA922937	2015-12-09	Registerd	Langmeil Pty Ltd 33
FREEDOM 1795866 Industrial personal computers, digital... Consulting...	TMA		Formalizd	5ME, LLC 09,35,42
FREEDOM DESIGN 1795867 Industrial personal computers, digital... Consulting...	TMA		Formalizd	5ME, LLC 09,35,42
FREEDOM 0480451 Batteries.	TMA271609	1982-08-06	Registerd	Delphi Technologies, In 09
FREEDOM 0848028 Agricultural herbicides, agricultural seeds, namely canola, flax,...	TMA516409	1999-09-16	Registerd	E. I. DuPont de Nemours 05,09,31
FREEDOM 0798862 Watches.	TMA474741	1997-04-14	Registerd	Movado LLC a Delaware l 14
FREEDOM 0362426 Cleaning preparatons; rug cleaning compounds. (2) Floor stripping...	TMA204103	1974-12-20	Registerd	Diversey, Inc. (a Delaw 03
FREEDOM 0179699 Textile piece goods, namely suitings.	UCA015183	1941-06-16	Registerd	James Drummond Holdings 24

Data provider information / Information concernant les fournisseurs des données

Data provider / Fournisseur des données	Data Available / Données disponibles	Update intervals / Intervalle de mise à jour	Latest update dates / Dernière mise à jour YYYY/MM/DD	Reference / Référence
Alberta / Alberta	Trade names/Noms commerciaux	Weekly/Hebdomadaire	2016-11-14	http://www.servicealberta.ca
Alberta / Alberta	Corporate names/Dénominations de société	Weekly/Hebdomadaire	2016-11-14	http://www.servicealberta.ca
Federal / Fédéral	Corporate names/Dénominations de société	Weekly/Hebdomadaire	2016-11-16	http://www.corporationscanada.ic.gc.ca
Office of the Superintendent of Financial Institutions / Bureau du surintendant des institutions financières	Corporate names/Dénominations de société	Other/Autre	2016-05-24	http://www.osfi-bsif.gc.ca
Trademarks / Marques de commerce	All registrations and applications, seeds, sections 9s/ Tout les enregistrements et demandes, semences et section 9	Weekly/Hebdomadaire	2016-11-15	http://www.cipo.ic.gc.ca

Abbreviation terminology and description / Description et terminologie des abréviations

Abbreviation/Abréviation	English Term	Terme français	Description
Names / Dénominations			
JUR.	Jurisdiction Code	Code d'autorité législative	Place where company or trade name is incorporated or registered / Lieu où l'entreprise ou la dénomination commerciale est constituée ou enregistrée
NO.	Company Number	Numéro de l'entreprise	I.D. number attributed by the authority / Numéro d'identification assigné par l'autorité
DATE	Creation Date	Date de création	Creation date of the company / Date de création de l'entreprise
CITY/VILLE	City	Ville	Place where registered office is situated / Lieu où le siège social est situé
EP	Extra-Provincial Code	Code extra-provincial	Place where the company originates from / Lieu d'origine de l'entreprise
TYPE	Company Type	Type d'entreprise	Business structure of the company / Structure de l'entreprise
STATUS/STATUT	Legal Status	Statut Légal	Current state of the company / État actuel de l'entreprise
STAT. DATE/DATE STAT.	Status Date	Date de statut	Date when status took effect / Date d'entrée en vigueur du statut
BUS./ACT.	Business activity	Secteur d'activité de l'entreprise	Business activity of the company / Secteur d'activité de l'entreprise
Trademark / Marque de commerce			
AP NO./NO AP.	Application Number	Numéro d'application	I.D. number attributed by the authority / Numéro d'identification assigné par l'autorité
REG NO./NO ENR.	Registration Number	Numéro d'enregistrement	I.D. number attributed by the authority / Numéro d'identification assigné par l'autorité
STATUS/STATUT	Status	Statut	Current state of the trademark / État actuel de la marque de commerce
OWNER / PROPRIÉTAIRE	Owner name	Propriétaire	Name of trademark owner / Nom du propriétaire de la marque de commerce
GOODS/PRODUITS	Goods and Services	Produits et services	Goods and services associated with a trademark / Produits et services associés à une marque de commerce
CLASSES	Nice Class Codes	Codes des classes Nice	Classification codes / Codes de classification
REG.DATE/DATE.ENR	Registration Date	Date d'enregistrement	Date on which a trademark is registered / Date à laquelle la marque de commerce est enregistrée

Reference / Référence

Reference / Référence	
Nuans home page / Page d'accueil de Nuans : http://www.nuans.com	Nuans report codes / codes des rapports Nuans : https://www.ic.gc.ca/eic/site/075.nsf/eng/00015.html
NAICS codes / codes SCIAN : http://www.naics.com/search/ (in English only/en anglais seulement)	Office of the Superintendent of Financial Institutions / Bureau du surintendant des institutions financières : http://www.osfi-bsif.gc.ca
Nice class codes / codes classification Nice : English: http://www.wipo.int/classifications/nice/en/index.html	Registraire des entreprises du Québec : English: http://www.registreentreprises.gouv.qc.ca/en
French: http://www.wipo.int/classifications/nice/fr/index.html	French: http://www.registreentreprises.gouv.qc.ca/

CORPORATE ACCESS NUMBER: 2019614904

Government of Alberta

BUSINESS CORPORATIONS ACT

CERTIFICATE

OF

AMENDMENT AND REGISTRATION

OF RESTATED ARTICLES

WIND MOBILE CORP.
AMENDED ITS ARTICLES ON 2016/08/30.

REGISTRAR OF CORPORATIONS

Name/Structure Change Alberta Corporation - Registration Statement

Alberta Amendment Date: 2016/08/30

Service Request Number:	25657340
Corporate Access Number:	2019614904
Legal Entity Name:	WIND MOBILE CORP.
French Equivalent Name:	
Legal Entity Status:	Active

Alberta Corporation Type:	Named Alberta Corporation
New Legal Entity Name:	WIND MOBILE CORP.
New French Equivalent Name:	
Nuans Number:	
Nuans Date:	
French Nuans Number:	
French Nuans Date:	

Share Structure:	SEE ATTACHED SCHEDULE A
Share Transfers Restrictions:	SEE ATTACHED SCHEDULE B
Number of Directors:	
Min Number Of Directors:	1
Max Number Of Directors:	10
Business Restricted To:	NONE
Business Restricted From:	NONE
Other Provisions:	SEE ATTACHED SCHEDULE B
BCA Section/Subsection:	173(1)(E)

Professional Endorsement Provided:

Future Dating Required:

Annual Return

No Records returned

Attachment

Attachment Type	Microfilm Bar Code	Date Recorded
Letter of Approval	10000107103336075	2016/04/05
Share Structure	ELECTRONIC	2016/04/05
Other Rules or Provisions	ELECTRONIC	2016/04/05
Restrictions on Share Transfers	ELECTRONIC	2016/04/05
Share Structure	ELECTRONIC	2016/08/30

Registration Authorized By: WILLIAM JENKINS
SOLICITOR

SCHEDULE "A"
TO THE ARTICLES OF
WIND MOBILE CORP.
(the "Corporation")

Share Provisions

The Corporation is authorized to issue an unlimited number of Class A Common, an unlimited number of Class B Common and an unlimited number of Preferred shares each subject to the rights, privileges, restrictions and conditions as set forth below:

1. The Class A Common shares and the Class B Common shares shall be subject to the following rights, privileges, restrictions and conditions:

(a) The holders of Class A Common shares shall be entitled to receive notice of, attend at and vote at all meetings of shareholders on the basis of one (1) vote for each Class A Common share held;

(b) Subject to the provisions of the Business Corporations Act, the holders of Class B Common shares shall not be entitled to receive notice of, attend at or vote at any meetings of shareholders;

(c) The holders of Class A Common shares and Class B Common shares shall be entitled to receive dividends as and when declared by the Corporation. Dividends may be paid on the Class A Common shares (to the complete exclusion of the Class B Common shares), or on the Class B Common shares (to the complete exclusion of the Class A Common shares), or in part on each such class;

(d) Upon the liquidation or dissolution of the Corporation, the holders of Class A Common shares and Class B Common shares shall, subject to the rights, privileges, restrictions and conditions attaching to any other class of shares of the Corporation, be entitled to share, pro rata, according to the number of Class A Common shares and Class B Common shares held, in the remaining property of the Corporation; and

(e) Except as hereinbefore provided, Class A Common shares and Class B Common shares shall rank pari passu with each other.

2. The Preferred shares shall be subject to the following rights, privileges, restrictions and conditions:

(a) The Redemption Price with respect to each Preferred share shall be fixed by the directors at the time of the first issuance of any such Preferred shares and shall equal the amount obtained when the difference, if positive, between:

(i) the fair market value, at the time of the first issuance of any Preferred shares, of all consideration received by the Corporation in connection with such issuance (whether or not, in connection with such issuance, the Corporation also issues or gives any non-share consideration in exchange for the consideration received) and

(ii) the fair market value of any non-share consideration issued by the Corporation for the consideration received, is divided by the number of Preferred shares so issued. The Redemption Price may be adjusted in accordance with the provisions of any written agreement between the Corporation and the subscriber for any such Preferred shares;

(b) The holders of Preferred shares shall be entitled to receive and the Corporation shall pay thereon, as and if declared by the board of directors, out of the moneys of the Corporation properly applicable to the payment of dividends, cumulative dividends at a rate to be determined by the directors upon the first issuance of any such shares. In respect of the fiscal year of the Corporation in which a particular Preferred share is issued, such dividends in respect thereof shall accrue from the date of allotment of such Preferred share. Such dividends shall be cumulative so if such dividends accrued in respect of any previous dividend period shall not have been declared and paid or set apart for payment, the deficiency shall be declared and paid or set apart for payment, but without interest, before the payment of any dividends on, or the purchase or redemption of, any class of common shares or any other class or series of shares ranking junior to the Preferred shares. The holders of the Preferred shares shall not be entitled to any dividends other than or in excess of the cumulative dividends hereinbefore provided for;

(c) In the event of the liquidation, dissolution or winding up of the Corporation or other distribution of assets or property of the Corporation among shareholders for the purpose of winding-up its affairs, the holders of Preferred shares shall be entitled to receive from the assets and property of the Corporation, a sum equivalent to the Redemption Price plus all declared but unpaid dividends thereon, in respect of each Preferred share held by them respectively, before any amount shall be paid or any property or assets of the Corporation distributed to the holders of any class of common shares or any other class or series of shares ranking junior to the Preferred shares. After payment to the holders of the Preferred shares of the amount so payable to them as hereinbefore provided for, they shall not be entitled to share any further in the distribution of the assets or property of the Corporation;

(d) Subject to the provisions of the Business Corporations Act, the Corporation may, upon giving notice as hereinafter provided, redeem at any time the whole or from time to time any part of the then outstanding Preferred shares on payment for each share to be redeemed of the Redemption Price plus all declared but unpaid dividends thereon. In case a part only of the then outstanding Preferred shares is at any time to be redeemed, the Preferred shares so to be redeemed shall be selected from the outstanding Preferred shares held by each holder as nearly (disregarding fractions), as may be in proportion to his total holding of such shares;

(e) In the case of redemption of Preferred shares under the provisions of clause (d) hereof, the Corporation shall at least thirty (30) days before the date specified for redemption mail or deliver to each person who at the date of mailing or delivery is a holder of Preferred shares to be redeemed, a notice in writing of the intention of the Corporation to redeem such Preferred shares. In case of mailing, such notice shall be mailed by letter, postage prepaid, addressed to the holder at his address as it appears on the records of the Corporation or in the event of the address of any such holder not so appearing, then to the last known address of such holder. Such notice shall specify (i) the number of Preferred shares that the Corporation desires to redeem; (ii) the business day (the "Redemption Date") on which the Corporation desires to redeem the Preferred shares; (iii) the amount of all declared but unpaid dividends with respect to the Preferred shares to be redeemed; and (iv) the place or places of redemption;

On or after the Redemption Date, the Corporation shall pay or cause to be paid in respect of each Preferred share to be redeemed, to or to the order of the holders of the Preferred shares to be redeemed, the Redemption Price thereof plus all declared but unpaid dividends thereon, if any, on presentation and surrender at the head office of the Corporation or any other place designated in

such notice of the certificates representing the Preferred shares called for redemption. Such payment shall be made by cheque payable at par at any branch of the Corporation's bankers for the time being in Canada. If a part only of the shares represented by any certificate are to be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the Redemption Date the holders of the Preferred shares called for redemption shall cease to be entitled to dividends and shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the Redemption Price plus all declared but unpaid dividends thereon shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected. The Corporation shall have the right at any time after the mailing of notice of its intention to redeem any Preferred shares to deposit the Redemption Price plus all declared but unpaid dividends thereon, if any, of the shares so called for redemption with respect to such of the said shares represented by certificates as have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption to a special account in any chartered bank or any trust company in Canada named in such notice, to be paid without interest to or to the order of the respective holders of such Preferred shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing same. Upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Preferred shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or such redemption date, as the case may be, shall be limited to receiving, without interest, their proportionate part of the total Redemption Price plus all declared but unpaid dividends thereon, if any, so deposited against presentation and surrender of the said certificates held by them respectively;

(f) Subject to the provisions of the Business Corporations Act, the Corporation may purchase at any time the whole or from time to time any part of the then outstanding Preferred shares on payment for each share to be purchased of the Redemption Price thereof plus all declared but unpaid dividends thereon, if any. The provisions of clauses (d) and (e) above shall apply mutatis mutandis to any such purchase;

(g) A holder of Preferred shares shall, subject to the provisions of clause (h) below, be entitled by written notice given to the Corporation at its registered office in Alberta, to require the Corporation at the option of such holder, to either redeem or purchase all or any of the issued and outstanding Preferred shares held by such holder. The holder shall tender with such notice to the Corporation at its head office a share certificate or certificates representing the Preferred shares which the registered holder desires to have the Corporation redeem or purchase together with a request in writing specifying (i) that the registered holder desires to have the Preferred shares represented by such certificate or certificates redeemed or purchased by the Corporation and, if part only of the Preferred shares represented by such certificate or certificates is to be redeemed or purchased, the number thereof to be so redeemed or purchased; and (ii) the business day (the "Redemption Date") on which the holder desires to have the Corporation redeem or purchase such Preferred shares;

Unless waived by the Corporation, the Redemption Date shall be not less than thirty (30) days after the day on which the request in writing is given to the Corporation. Upon receipt of a share certificate or certificates representing the Preferred shares which the registered holder desires to have the Corporation redeem or purchase together with such a request, the Corporation shall on the Redemption Date redeem such Preferred shares by paying to such registered holder the Redemption Price per Preferred share for each such share being redeemed or purchased plus all declared but unpaid dividends thereon. Such payment shall be made by cheque payable at par at any branch of the

Corporation's bankers for the time being in Canada. If a part only of the shares represented by any certificate be redeemed or purchased a new certificate for the balance shall be issued at the expense of the Corporation. The said Preferred shares shall be redeemed or purchased on the Redemption Date and from and after the Redemption Date such shares shall cease to be entitled to dividends and the holder thereof shall not be entitled to exercise any of the rights of holders of Preferred shares in respect thereof unless payment of the Redemption Price per Preferred share plus all declared but unpaid dividends thereon is not made on the Redemption Date, in which event the rights of the holder of the said Preferred shares shall remain unaffected;

(h) In the event that a redemption or purchase by the Corporation of those Preferred shares specified in the written notice given to it by a holder of Preferred shares pursuant to the provisions of clause (g) above cannot be complied with without contravening a provision or provisions of the Business Corporations Act or some other applicable legislation, then the Corporation shall only redeem or purchase, as the case may be, such proportion (if any, and disregarding fractions) of the issued and outstanding Preferred shares held by each holder thereof as can be redeemed or purchased without causing such contravention and the Corporation shall redeem or purchase the balance of the outstanding Preferred shares in respect of which the Corporation has received notices for redemption or purchase on a pro rata basis, disregarding fractions, at such time or times as such redemption or purchase can be made without causing the Corporation to be in contravention of the Business Corporations Act or some other applicable legislation;

(i) If it is determined at any time subsequent to the date of issue of a Preferred share and prior to its redemption or purchase by the Corporation, that the Redemption Price of that share exceeded or was exceeded by the fair market value as at such date of the consideration received therefor (herein the "Fair Market Value of the Consideration"), then (i) if the Redemption Price exceeded the Fair Market Value of the Consideration, then as and from such determination the Redemption Price shall be reduced by the amount required to eliminate such excess; and (ii) if the Redemption Price is exceeded by the Fair Market Value of the Consideration, then as and from such determination the Redemption Price shall be increased by the amount required to eliminate such excess or the Corporation shall forthwith issue that number of Preferred shares as may be required to eliminate such excess;

If it is determined at any time subsequent to the date of issue of a Preferred share and subsequent to its redemption or purchase by the Corporation, that the Redemption Price of that share exceeded or was exceeded by the Fair Market Value of the Consideration as at such date, then (i) if the Redemption Price exceeded the Fair Market Value of the Consideration, then the holder of that Preferred share shall forthwith pay to the Corporation an amount equal to such excess; and (ii) if the Redemption Price is exceeded by the Fair Market Value of the Consideration, then the Corporation shall forthwith pay to the holder of that Preferred share an amount equal to such excess or shall issue that number of Preferred shares as may be required to eliminate such excess;

(j) Subject to the provisions of the Business Corporations Act, the holders of Preferred shares shall not be entitled to receive notice of, attend at or vote at any meetings of shareholders;

3. Notwithstanding anything herein expressed or implied to the contrary, no dividend shall be declared or paid on any common shares of the Corporation if such declaration or payment would cause the realizable value of the assets of the Corporation to be less than the aggregate of:

(a) Its liabilities;

(b) The stated capital of all issued and outstanding shares of the Corporation; and

(c) The amount the Corporation would be required to pay on a complete redemption or purchase of any issued and outstanding Preferred shares of the Corporation.

Alberta Government

Articles of Amendment

Business Corporations Act
Section 6

This information is collected in accordance with the *Business Corporations Act*. It is required to update an Alberta corporation's articles for the purpose of issuing a certificate of amendment. Collection is authorized under s. 33(a) of the *Freedom of Information and Protection of Privacy Act*. Questions about the collection can be directed to Service Alberta Contact Centre staff at cr@gov.ab.ca or 780-427-7013 (toll-free 310-0000 within Alberta).

1. Name of Corporation	2. Corporate Access Number
WIND MOBILE CORP.	2019614904

3. **Item** 2(b) **of the Articles of the above named corporation are amended in accordance with Section** 173(1)(e) **of the *Business Corporations Act* as follows:**

b) The holders of Preferred shares shall be entitled to receive and the Corporation shall pay thereon, as and if declared by the board of directors, out of the moneys of the Corporation properly applicable to the payment of dividends, cumulative dividends at a rate to be determined by the directors upon the first issuance of any such shares. In respect of the fiscal year of the Corporation in which a particular Preferred share is issued, such dividends in respect thereof shall accrue from the date of allotment of such Preferred share. Such dividends shall be cumulative so if such dividends accrued in respect of any previous dividend period shall not have been declared and paid or set apart for payment, the deficiency shall be declared and paid or set apart for payment, but without interest, before the payment of any dividends on, or the purchase or redemption of, any class of common shares or any other class or series of shares ranking junior to the Preferred shares. The holders of the Preferred shares shall not be entitled to any dividends other than or in excess of the cumulative dividends hereinbefore provided for;

4. **Authorized Representative/Authorized Signing Authority for the Corporation**

MANJI, SHAFYN
Last Name, First Name, Middle Name *(optional)*

Solicitor
Relationship to Corporation

403-750-4534
Telephone Number *(optional)*

shafyn.manji@sjrb.ca
Email Address *(optional)*

2016-08-30
Date of submission *(yyyy-mm-dd)*

[signature]
Signature

APPROVED FOR FILING
AUGUST 30. 2016

SCHEDULE "A"
TO THE ARTICLES OF
WIND MOBILE CORP.
(the "Corporation")

Share Provisions

The Corporation is authorized to issue an unlimited number of Class A Common, an unlimited number of Class B Common and an unlimited number of Preferred shares each subject to the rights, privileges, restrictions and conditions as set forth below:

1. The Class A Common shares and the Class B Common shares shall be subject to the following rights, privileges, restrictions and conditions:

   (a) The holders of Class A Common shares shall be entitled to receive notice of, attend at and vote at all meetings of shareholders on the basis of one (1) vote for each Class A Common share held;

   (b) Subject to the provisions of the Business Corporations Act, the holders of Class B Common shares shall not be entitled to receive notice of, attend at or vote at any meetings of shareholders;

   (c) The holders of Class A Common shares and Class B Common shares shall be entitled to receive dividends as and when declared by the Corporation. Dividends may be paid on the Class A Common shares (to the complete exclusion of the Class B Common shares), or on the Class B Common shares (to the complete exclusion of the Class A Common shares), or in part on each such class;

   (d) Upon the liquidation or dissolution of the Corporation, the holders of Class A Common shares and Class B Common shares shall, subject to the rights, privileges, restrictions and conditions attaching to any other class of shares of the Corporation, be entitled to share, pro rata, according to the number of Class A Common shares and Class B Common shares held, in the remaining property of the Corporation; and

   (e) Except as hereinbefore provided, Class A Common shares and Class B Common shares shall rank pari passu with each other.

2. The Preferred shares shall be subject to the following rights, privileges, restrictions and conditions:

   (a) The Redemption Price with respect to each Preferred share shall be fixed by the directors at the time of the first issuance of any such Preferred shares and shall equal the amount obtained when the difference, if positive, between:

      (i) the fair market value, at the time of the first issuance of any Preferred shares, of all consideration received by the Corporation in connection with such issuance (whether or not, in connection with such issuance,

the Corporation also issues or gives any non-share consideration in exchange for the consideration received) and

(ii) the fair market value of any non-share consideration issued by the Corporation for the consideration received, is divided by the number of Preferred shares so issued. The Redemption Price may be adjusted in accordance with the provisions of any written agreement between the Corporation and the subscriber for any such Preferred shares;

(b) The holders of Preferred shares shall be entitled to receive and the Corporation shall pay thereon, as and if declared by the board of directors, out of the moneys of the Corporation properly applicable to the payment of dividends, cumulative dividends at a rate to be determined by the directors upon the first issuance of any such shares. In respect of the fiscal year of the Corporation in which a particular Preferred share is issued, such dividends in respect thereof shall accrue from the date of allotment of such Preferred share. Such dividends shall be cumulative so if such dividends accrued in respect of any previous dividend period shall not have been declared and paid or set apart for payment, the deficiency shall be declared and paid or set apart for payment, but without interest, before the payment of any dividends on, or the purchase or redemption of, any class of common shares or any other class or series of shares ranking junior to the Preferred shares. The holders of the Preferred shares shall not be entitled to any dividends other than or in excess of the cumulative dividends hereinbefore provided for;

(c) In the event of the liquidation, dissolution or winding up of the Corporation or other distribution of assets or property of the Corporation among shareholders for the purpose of winding-up its affairs, the holders of Preferred shares shall be entitled to receive from the assets and property of the Corporation, a sum equivalent to the Redemption Price plus all declared but unpaid dividends thereon, in respect of each Preferred share held by them respectively, before any amount shall be paid or any property or assets of the Corporation distributed to the holders of any class of common shares or any other class or series of shares ranking junior to the Preferred shares. After payment to the holders of the Preferred shares of the amount so payable to them as hereinbefore provided for, they shall not be entitled to share any further in the distribution of the assets or property of the Corporation;

(d) Subject to the provisions of the Business Corporations Act, the Corporation may, upon giving notice as hereinafter provided, redeem at any time the whole or from time to time any part of the then outstanding Preferred shares on payment for each share to be redeemed of the Redemption Price plus all declared but unpaid dividends thereon. In case a part only of the then outstanding Preferred shares is at any time to be redeemed, the Preferred shares so to be redeemed shall be selected from the outstanding Preferred shares held by each holder as nearly (disregarding fractions), as may be in proportion to his total holding of such shares;

(e) In the case of redemption of Preferred shares under the provisions of clause (d) hereof, the Corporation shall at least thirty (30) days before the date specified for redemption mail or deliver to each person who at the date of

mailing or delivery is a holder of Preferred shares to be redeemed, a notice in writing of the intention of the Corporation to redeem such Preferred shares. In case of mailing, such notice shall be mailed by letter, postage prepaid, addressed to the holder at his address as it appears on the records of the Corporation or in the event of the address of any such holder not so appearing, then to the last known address of such holder. Such notice shall specify (i) the number of Preferred shares that the Corporation desires to redeem; (ii) the business day (the "Redemption Date") on which the Corporation desires to redeem the Preferred shares; (iii) the amount of all declared but unpaid dividends with respect to the Preferred shares to be redeemed; and (iv) the place or places of redemption;

On or after the Redemption Date, the Corporation shall pay or cause to be paid in respect of each Preferred share to be redeemed, to or to the order of the holders of the Preferred shares to be redeemed, the Redemption Price thereof plus all declared but unpaid dividends thereon, if any, on presentation and surrender at the head office of the Corporation or any other place designated in such notice of the certificates representing the Preferred shares called for redemption. Such payment shall be made by cheque payable at par at any branch of the Corporation's bankers for the time being in Canada. If a part only of the shares represented by any certificate are to be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the Redemption Date the holders of the Preferred shares called for redemption shall cease to be entitled to dividends and shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the Redemption Price plus all declared but unpaid dividends thereon shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected. The Corporation shall have the right at any time after the mailing of notice of its intention to redeem any Preferred shares to deposit the Redemption Price plus all declared but unpaid dividends thereon, if any, of the shares so called for redemption with respect to such of the said shares represented by certificates as have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption to a special account in any chartered bank or any trust company in Canada named in such notice, to be paid without interest to or to the order of the respective holders of such Preferred shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing same. Upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Preferred shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or such redemption date, as the case may be, shall be limited to receiving, without interest, their proportionate part of the total Redemption Price plus all declared but unpaid dividends thereon, if any, so deposited against presentation and surrender of the said certificates held by them respectively;

(f) Subject to the provisions of the Business Corporations Act, the Corporation may purchase at any time the whole or from time to time any part of the then outstanding Preferred shares on payment for each share to be purchased of the Redemption Price thereof plus all declared but unpaid dividends thereon, if

any. The provisions of clauses (d) and (e) above shall apply mutatis mutandis to any such purchase;

(g) A holder of Preferred shares shall, subject to the provisions of clause (h) below, be entitled by written notice given to the Corporation at its registered office in Alberta, to require the Corporation at the option of such holder, to either redeem or purchase all or any of the issued and outstanding Preferred shares held by such holder. The holder shall tender with such notice to the Corporation at its head office a share certificate or certificates representing the Preferred shares which the registered holder desires to have the Corporation redeem or purchase together with a request in writing specifying (i) that the registered holder desires to have the Preferred shares represented by such certificate or certificates redeemed or purchased by the Corporation and, if part only of the Preferred shares represented by such certificate or certificates is to be redeemed or purchased, the number thereof to be so redeemed or purchased; and (ii) the business day (the "Redemption Date") on which the holder desires to have the Corporation redeem or purchase such Preferred shares;

Unless waived by the Corporation, the Redemption Date shall be not less than thirty (30) days after the day on which the request in writing is given to the Corporation. Upon receipt of a share certificate or certificates representing the Preferred shares which the registered holder desires to have the Corporation redeem or purchase together with such a request, the Corporation shall on the Redemption Date redeem such Preferred shares by paying to such registered holder the Redemption Price per Preferred share for each such share being redeemed or purchased plus all declared but unpaid dividends thereon. Such payment shall be made by cheque payable at par at any branch of the Corporation's bankers for the time being in Canada. If a part only of the shares represented by any certificate be redeemed or purchased a new certificate for the balance shall be issued at the expense of the Corporation. The said Preferred shares shall be redeemed or purchased on the Redemption Date and from and after the Redemption Date such shares shall cease to be entitled to dividends and the holder thereof shall not be entitled to exercise any of the rights of holders of Preferred shares in respect thereof unless payment of the Redemption Price per Preferred share plus all declared but unpaid dividends thereon is not made on the Redemption Date, in which event the rights of the holder of the said Preferred shares shall remain unaffected;

(h) In the event that a redemption or purchase by the Corporation of those Preferred shares specified in the written notice given to it by a holder of Preferred shares pursuant to the provisions of clause (g) above cannot be complied with without contravening a provision or provisions of the Business Corporations Act or some other applicable legislation, then the Corporation shall only redeem or purchase, as the case may be, such proportion (if any, and disregarding fractions) of the issued and outstanding Preferred shares held by each holder thereof as can be redeemed or purchased without causing such contravention and the Corporation shall redeem or purchase the balance of the outstanding Preferred shares in respect of which the Corporation has received notices for redemption or purchase on a pro rata

basis, disregarding fractions, at such time or times as such redemption or purchase can be made without causing the Corporation to be in contravention of the Business Corporations Act or some other applicable legislation;

(i) If it is determined at any time subsequent to the date of issue of a Preferred share and prior to its redemption or purchase by the Corporation, that the Redemption Price of that share exceeded or was exceeded by the fair market value as at such date of the consideration received therefor (herein the "Fair Market Value of the Consideration"), then (i) if the Redemption Price exceeded the Fair Market Value of the Consideration, then as and from such determination the Redemption Price shall be reduced by the amount required to eliminate such excess; and (ii) if the Redemption Price is exceeded by the Fair Market Value of the Consideration, then as and from such determination the Redemption Price shall be increased by the amount required to eliminate such excess or the Corporation shall forthwith issue that number of Preferred shares as may be required to eliminate such excess;

If it is determined at any time subsequent to the date of issue of a Preferred share and subsequent to its redemption or purchase by the Corporation, that the Redemption Price of that share exceeded or was exceeded by the Fair Market Value of the Consideration as at such date, then (i) if the Redemption Price exceeded the Fair Market Value of the Consideration, then the holder of that Preferred share shall forthwith pay to the Corporation an amount equal to such excess; and (ii) if the Redemption Price is exceeded by the Fair Market Value of the Consideration, then the Corporation shall forthwith pay to the holder of that Preferred share an amount equal to such excess or shall issue that number of Preferred shares as may be required to eliminate such excess;

(j) Subject to the provisions of the Business Corporations Act, the holders of Preferred shares shall not be entitled to receive notice of, attend at or vote at any meetings of shareholders;

3. Notwithstanding anything herein expressed or implied to the contrary, no dividend shall be declared or paid on any common shares of the Corporation if such declaration or payment would cause the realizable value of the assets of the Corporation to be less than the aggregate of:

(a) Its liabilities;

(b) The stated capital of all issued and outstanding shares of the Corporation; and

(c) The amount the Corporation would be required to pay on a complete redemption or purchase of any issued and outstanding Preferred shares of the Corporation.

CORPORATE ACCESS NUMBER: 2019614904

Government of Alberta

BUSINESS CORPORATIONS ACT

CERTIFICATE

OF

CONTINUANCE

WIND MOBILE CORP.
CONTINUED FROM ONTARIO TO ALBERTA ON 2016/04/05.

REGISTRAR OF CORPORATIONS

Articles of Continuance
For
WIND MOBILE CORP.

Share Structure:	SEE ATTACHED SCHEDULE A
Share Transfers Restrictions:	SEE ATTACHED SCHEDULE B
Number of Directors:	
Min Number of Directors:	1
Max Number of Directors:	10
Business Restricted To:	NONE
Business Restricted From:	NONE
Other Provisions:	SEE ATTACHED SCHEDULE B

Registration Authorized By: NADINE DOERNTLEIN
AGENT OF CORPORATION

SCHEDULE "A"
TO THE ARTICLES OF
WIND MOBILE CORP.
(the "Corporation")

Share Provisions

The Corporation is authorized to issue an unlimited number of Class A Common, an unlimited number of Class B Common and an unlimited number of Preferred shares each subject to the rights, privileges, restrictions and conditions as set forth below:

1. The Class A Common shares and the Class B Common shares shall be subject to the following rights, privileges, restrictions and conditions:

   (a) The holders of Class A Common shares shall be entitled to receive notice of, attend at and vote at all meetings of shareholders on the basis of one (1) vote for each Class A Common share held;

   (b) Subject to the provisions of the Business Corporations Act, the holders of Class B Common shares shall not be entitled to receive notice of, attend at or vote at any meetings of shareholders;

   (c) The holders of Class A Common shares and Class B Common shares shall be entitled to receive dividends as and when declared by the Corporation. Dividends may be paid on the Class A Common shares (to the complete exclusion of the Class B Common shares), or on the Class B Common shares (to the complete exclusion of the Class A Common shares), or in part on each such class;

   (d) Upon the liquidation or dissolution of the Corporation, the holders of Class A Common shares and Class B Common shares shall, subject to the rights, privileges, restrictions and conditions attaching to any other class of shares of the Corporation, be entitled to share, pro rata, according to the number of Class A Common shares and Class B Common shares held, in the remaining property of the Corporation; and

   (e) Except as hereinbefore provided, Class A Common shares and Class B Common shares shall rank pari passu with each other.

2. The Preferred shares shall be subject to the following rights, privileges, restrictions and conditions:

   (a) The Redemption Price with respect to each Preferred share shall be fixed by the directors at the time of the first issuance of any such Preferred shares and shall equal the amount obtained when the difference, if positive, between:

      (i) the fair market value, at the time of the first issuance of any Preferred shares, of all consideration received by the Corporation in connection with such issuance (whether or not, in connection with such issuance,

the Corporation also issues or gives any non-share consideration in exchange for the consideration received) and

(ii) the fair market value of any non-share consideration issued by the Corporation for the consideration received, is divided by the number of Preferred shares so issued. The Redemption Price may be adjusted in accordance with the provisions of any written agreement between the Corporation and the subscriber for any such Preferred shares;

(b) The holders of Preferred shares shall be entitled to receive and the Corporation shall pay thereon, as and if declared by the board of directors, out of the moneys of the Corporation properly applicable to the payment of dividends, non-cumulative dividends at a rate to be determined by the directors upon the first issuance of any such shares. In respect of the fiscal year of the Corporation in which a particular Preferred share is issued, such dividends in respect thereof shall accrue from the date of allotment of such Preferred share. The board of directors shall be entitled from time to time to declare part of the said non-cumulative dividend for any fiscal year, notwithstanding that such dividend for such fiscal year shall not be declared in full. If within three (3) months after the expiration of any fiscal year of the Corporation the board of directors in its discretion shall not declare any dividend on the Preferred shares for such fiscal year, or shall only declare a part of the said non-cumulative dividend, then the rights of the holders of the Preferred shares to such dividend for such fiscal year shall, as to the undeclared part thereof, be forever extinguished. The holders of the Preferred shares shall not be entitled to any dividends other than or in excess of the non-cumulative dividends hereinbefore provided for;

(c) In the event of the liquidation, dissolution or winding up of the Corporation or other distribution of assets or property of the Corporation among shareholders for the purpose of winding-up its affairs, the holders of Preferred shares shall be entitled to receive from the assets and property of the Corporation, a sum equivalent to the Redemption Price plus all declared but unpaid dividends thereon, in respect of each Preferred share held by them respectively, before any amount shall be paid or any property or assets of the Corporation distributed to the holders of any class of common shares or any other class or series of shares ranking junior to the Preferred shares. After payment to the holders of the Preferred shares of the amount so payable to them as hereinbefore provided for, they shall not be entitled to share any further in the distribution of the assets or property of the Corporation;

(d) Subject to the provisions of the Business Corporations Act, the Corporation may, upon giving notice as hereinafter provided, redeem at any time the whole or from time to time any part of the then outstanding Preferred shares on payment for each share to be redeemed of the Redemption Price plus all declared but unpaid dividends thereon. In case a part only of the then outstanding Preferred shares is at any time to be redeemed, the Preferred shares so to be redeemed shall be selected from the outstanding Preferred shares held by each holder as nearly (disregarding fractions), as may be in proportion to his total holding of such shares;

(e) In the case of redemption of Preferred shares under the provisions of clause (d) hereof, the Corporation shall at least thirty (30) days before the date specified for redemption mail or deliver to each person who at the date of mailing or delivery is a holder of Preferred shares to be redeemed, a notice in writing of the intention of the Corporation to redeem such Preferred shares. In case of mailing, such notice shall be mailed by letter, postage prepaid, addressed to the holder at his address as it appears on the records of the Corporation or in the event of the address of any such holder not so appearing, then to the last known address of such holder. Such notice shall specify (i) the number of Preferred shares that the Corporation desires to redeem; (ii) the business day (the "Redemption Date") on which the Corporation desires to redeem the Preferred shares; (iii) the amount of all declared but unpaid dividends with respect to the Preferred shares to be redeemed; and (iv) the place or places of redemption;

On or after the Redemption Date, the Corporation shall pay or cause to be paid in respect of each Preferred share to be redeemed, to or to the order of the holders of the Preferred shares to be redeemed, the Redemption Price thereof plus all declared but unpaid dividends thereon, if any, on presentation and surrender at the head office of the Corporation or any other place designated in such notice of the certificates representing the Preferred shares called for redemption. Such payment shall be made by cheque payable at par at any branch of the Corporation's bankers for the time being in Canada. If a part only of the shares represented by any certificate are to be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the Redemption Date the holders of the Preferred shares called for redemption shall cease to be entitled to dividends and shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the Redemption Price plus all declared but unpaid dividends thereon shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected. The Corporation shall have the right at any time after the mailing of notice of its intention to redeem any Preferred shares to deposit the Redemption Price plus all declared but unpaid dividends thereon, if any, of the shares so called for redemption with respect to such of the said shares represented by certificates as have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption to a special account in any chartered bank or any trust company in Canada named in such notice, to be paid without interest to or to the order of the respective holders of such Preferred shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing same. Upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Preferred shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or such redemption date, as the case may be, shall be limited to receiving, without interest, their proportionate part of the total Redemption Price plus all declared but unpaid dividends thereon, if any, so deposited against presentation and surrender of the said certificates held by them respectively;

(f) Subject to the provisions of the Business Corporations Act, the Corporation may purchase at any time the whole or from time to time any part of the then outstanding Preferred shares on payment for each share to be purchased of the Redemption Price thereof plus all declared but unpaid dividends thereon, if any. The provisions of clauses (d) and (e) above shall apply mutatis mutandis to any such purchase;

(g) A holder of Preferred shares shall, subject to the provisions of clause (h) below, be entitled by written notice given to the Corporation at its registered office in Ontario, to require the Corporation at the option of such holder, to either redeem or purchase all or any of the issued and outstanding Preferred shares held by such holder. The holder shall tender with such notice to the Corporation at its head office a share certificate or certificates representing the Preferred shares which the registered holder desires to have the Corporation redeem or purchase together with a request in writing specifying (i) that the registered holder desires to have the Preferred shares represented by such certificate or certificates redeemed or purchased by the Corporation and, if part only of the Preferred shares represented by such certificate or certificates is to be redeemed or purchased, the number thereof to be so redeemed or purchased; and (ii) the business day (the "Redemption Date") on which the holder desires to have the Corporation redeem or purchase such Preferred shares;

Unless waived by the Corporation, the Redemption Date shall be not less than thirty (30) days after the day on which the request in writing is given to the Corporation. Upon receipt of a share certificate or certificates representing the Preferred shares which the registered holder desires to have the Corporation redeem or purchase together with such a request, the Corporation shall on the Redemption Date redeem such Preferred shares by paying to such registered holder the Redemption Price per Preferred share for each such share being redeemed or purchased plus all declared but unpaid dividends thereon. Such payment shall be made by cheque payable at par at any branch of the Corporation's bankers for the time being in Canada. If a part only of the shares represented by any certificate be redeemed or purchased a new certificate for the balance shall be issued at the expense of the Corporation. The said Preferred shares shall be redeemed or purchased on the Redemption Date and from and after the Redemption Date such shares shall cease to be entitled to dividends and the holder thereof shall not be entitled to exercise any of the rights of holders of Preferred shares in respect thereof unless payment of the Redemption Price per Preferred share plus all declared but unpaid dividends thereon is not made on the Redemption Date, in which event the rights of the holder of the said Preferred shares shall remain unaffected;

(h) In the event that a redemption or purchase by the Corporation of those Preferred shares specified in the written notice given to it by a holder of Preferred shares pursuant to the provisions of clause (g) above cannot be complied with without contravening a provision or provisions of the Business Corporations Act or some other applicable legislation, then the Corporation shall only redeem or purchase, as the case may be, such proportion (if any, and disregarding fractions) of the issued and outstanding Preferred shares

held by each holder thereof as can be redeemed or purchased without causing such contravention and the Corporation shall redeem or purchase the balance of the outstanding Preferred shares in respect of which the Corporation has received notices for redemption or purchase on a pro rata basis, disregarding fractions, at such time or times as such redemption or purchase can be made without causing the Corporation to be in contravention of the Business Corporations Act or some other applicable legislation;

(i) If it is determined at any time subsequent to the date of issue of a Preferred share and prior to its redemption or purchase by the Corporation, that the Redemption Price of that share exceeded or was exceeded by the fair market value as at such date of the consideration received therefor (herein the "Fair Market Value of the Consideration"), then (i) if the Redemption Price exceeded the Fair Market Value of the Consideration, then as and from such determination the Redemption Price shall be reduced by the amount required to eliminate such excess; and (ii) if the Redemption Price is exceeded by the Fair Market Value of the Consideration, then as and from such determination the Redemption Price shall be increased by the amount required to eliminate such excess or the Corporation shall forthwith issue that number of Preferred shares as may be required to eliminate such excess;

If it is determined at any time subsequent to the date of issue of a Preferred share and subsequent to its redemption or purchase by the Corporation, that the Redemption Price of that share exceeded or was exceeded by the Fair Market Value of the Consideration as at such date, then (i) if the Redemption Price exceeded the Fair Market Value of the Consideration, then the holder of that Preferred share shall forthwith pay to the Corporation an amount equal to such excess; and (ii) if the Redemption Price is exceeded by the Fair Market Value of the Consideration, then the Corporation shall forthwith pay to the holder of that Preferred share an amount equal to such excess or shall issue that number of Preferred shares as may be required to eliminate such excess;

(j) Subject to the provisions of the Business Corporations Act, the holders of Preferred shares shall not be entitled to receive notice of, attend at or vote at any meetings of shareholders;

3. Notwithstanding anything herein expressed or implied to the contrary, no dividend shall be declared or paid on any common shares of the Corporation if such declaration or payment would cause the realizable value of the assets of the Corporation to be less than the aggregate of:

(a) Its liabilities;

(b) The stated capital of all issued and outstanding shares of the Corporation; and

(c) The amount the Corporation would be required to pay on a complete redemption or purchase of any issued and outstanding Preferred shares of the Corporation.

SCHEDULE "B"
TO THE ARTICLES OF
WIND MOBILE CORP.
(the "Corporation")

Other Provisions

Securities of the Corporation, other than non-convertible debt securities, may not be transferred unless:

(a) in the case of shares, the consent of the directors of the Corporation is obtained; or

(b) the consent of shareholders holding not less than 50% of the shares entitled to vote at such time is obtained;

provided that this restriction shall not apply to applicable securities, other than shares, if such securities are subject to restrictions on transfer contained in a security holders' agreement.

The consent of the directors or the shareholders in this section may be evidenced (i) by a resolution of the directors or shareholders, as the case may be, or (ii) by an instrument or instruments in writing signed by all of the directors, or signed by shareholders holding shares entitling the holders thereof to vote at least 50% of the shares entitled to vote at such time, as the case may be.

The Board of Directors may from time to time delegate to such one or more of the directors and officers of the Corporation as may be designated by the Board all or any of the powers conferred on the Board above to such extent and in such manner as the Board shall determine at the time of each such delegation.

The directors may, between annual general meetings, appoint one (1) or more additional directors of the Corporation to serve until the next annual general meeting, provided that the number of additional directors shall not at any time exceed one-third (1/3) of the number of directors who held office at the expiration of the last annual meeting of the Corporation.

April 05, 2016

MINISTRY OF CONSUMER & COMMERCIAL RELATIONS
2 FLR 393 UNIVERSITY AVENUE
TORONTO, ONTARIO
M5G 2M2

RE: **WIND MOBILE CORP.**
CORPORATE ACCESS NUMBER: 2019614904

WIND MOBILE CORP. has been continued into Alberta as if it had been incorporated here.

I am enclosing a copy of the Certificate of Continuance for your records.

Registrar of Corporations
Province of Alberta

Copy of Correction

Not For Resale

Corporate Access Number:	2019614904
Current Legal Entity Name:	FREEDOM MOBILE INC.
Current Legal Entity Status:	Active

Service Request Number:	29567309
Transaction Type:	Correct Legal Entity
Date Completed:	2018/08/30
Authorized Representative	
Last Name:	CORPORATE REGISTRY
First Name:	-
Relationship to Legal Entity:	Alberta Registries
Service Request Comments:	AN EXTRA-PROVINCIAL AMALGAMATION SHOULD HAVE BEEN FILED FOR THE INACTIVE EP REGISTRATION (2114650472) PRIOR TO CONTINUING INTO ALBERTA. AS A RESULT OF NOT FILING THE AMALGAMATION, THE CONTINUANCE RECORD WAS NOT UPDATED WITH THE CURRENT CORPORATE ACCESS NUMBER/DATE OF FORMATION IN ONTARIO. AS A RESULT, A CORRECTION HAS BEEN MADE. (SR24932287)

Information Modified by the Correction

Legal Entity

Date Of Formation In Home Jurisdiction: 2008/01/30

Continuance

002161984 -- WIND MOBILE CORP.

Corporate Access Number In Previous Jurisdiction:	002161984
Previous Foreign Jurisdiction:	ONTARIO
Date Created In Previous Jurisdiction:	2008/01/30

Pre-search Report/Rapport de prérecherche

2016-11-08

Corporate name/Dénomination sociale: WIND MOBILE

Search within/Chercher dans: Search all/Sélectionner tout

COMPANY NAME / NOM DE L'ENTREPRISE	JUR	NO. BUS./ACT.	DATE	CITY/VILLE	TYPE	STATUS/STATUT	STAT.DATE/DATE STAT.
WIND CHIMES MOBILE HOME PARK	BC	090501541	2009-05-04		Pt_Prpshp	Active	
WIND CHIMES MOBILE HOME PARK LTD.	BC	0852036	2009-05-15	Kamloops	Corp	Active	2009-05-15
WIND MOBILE	ON	190826925	2009-08-14	TORONTO	AsmdBusNm	Active	2009-08-14
WIND MOBILE	AB	TN14863906	2009-08-24		TradeName	Active	
WIND MOBILE	BC	090510170	2009-09-02		Pt_Prpshp	Active	
WIND MOBILE CORP.	NL	60741	2008-01-30		Fgn_Shr	Active	
WIND MOBILE CORP.	ON	2161984	2008-01-30	TORONTO	Bus_Corp	Amlgmtd	2016-03-02
WIND MOBILE CORP.	AB	2114650472	2009-04-23	TORONTO	EP_Corp	Cancelled	2016-04-05
WIND MOBILE CORP.	BC	A0077034	2009-04-08	VANCOUVER	EP	Active	2009-04-08
WIND MOBILE CORP.	NS	3238794	2009-08-12	CALGARY	EP_Corp	Active	2013-05-14
WIND MOBILE CORP.	ON	1951697	2016-03-02	CALGARY	EPDomShar	Active	2016-09-22
WIND MOBILE CORP.	NB	646211	2009-08-13	Calgary	EP_Corp	Current	2016-10-19
WIND MOBILE CORP.	SK	0101143822	2009-04-29	CALGARY	Bus_Corp	Active	2016-04-08
WIND MOBILE CORP.	AB	2019614904	2016-04-05	CALGARY	Bus_Corp	Active	home
WIND MOBILE DISTRIBUTION CORP.	ON	2240823	2010-04-19		EPDomShar	Lcnc_Cncl	2016-04-06
WIND MOBILE DISTRIBUTION CORP.	BC	A0080715	2010-07-27	VANCOUVER	EP	Active	2013-10-09
WIND MOBILE DISTRIBUTION CORP.	AB	2115398238	2010-06-01	TORONTO	EP_Corp	Cancelled	2016-04-05

Pre-search Report/Rapport de prérecherche

2016-11-08

Corporate name/Dénomination sociale: WIND MOBILE

Search within/Chercher dans: Search all/Sélectionner tout

COMPANY NAME / NOM DE L'ENTREPRISE						
JUR BUS./ACT.	NO.	DATE	CITY/VILLE	TYPE	STATUS/STATUT	STAT.DATE/DATE STAT.
WIND MOBILE DISTRIBUTION CORP.						
AB	2019613989	2016-04-05	CALGARY	Bus_Corp	Active	

Pre-search Report/Rapport de prérecherche

2016-11-08

Corporate name/Dénomination sociale: WIND MOBILE

Search within/Chercher dans: Search all/Sélectionner tout

TRADEMARK / MARQUE DE COMMERCE AP. NO. / NO. AP. GOODS/PRODUITS	REG. NO. / NO. ENR.	REG. DATE / DATE. ENR.	STATUS / STATUT	OWNER / PROPRIÉTAIRE CLASSES
WIND MOBILE 1464058 Telecommunications, multimedia and interactive......	TMA837259	2012-11-28	Registerd	Wind Telecomunicazioni, 09,16,35,36,...

Pre-search Report/Rapport de prérecherche

2016-11-08

Corporate name/Dénomination sociale: WIND MOBILE

Search within/Chercher dans: Search all/Sélectionner tout

Data provider information / Information concernant les fournisseurs des données

Data provider / Fournisseur des données	Data Available / Données disponibles	Update intervals / Intervalle de mise à jour	Latest update dates / Dernière mise à jour YYYY/MM/DD	Reference / Référence
Nova Scotia / Nouvelle-Écosse	Corporate and trade names/Dénominations de société et noms commerciaux	Daily/Quotidien	2016-11-08	http://www.gov.ns.ca/snsmr/rjsc
Saskatchewan / Saskatchewan	Corporate and trade names/Dénominations de société et noms commerciaux	Weekly/Hebdomadaire	2016-10-25	http://www.isc.ca
British Columbia / Colombie-Britanique	Corporate names/Dénominations de société	Daily/Quotidien	2016-11-08	http://www.bcregistry.ca
Northwest Territories / Territoires du Nord-Ouest	Trade names/Noms commerciaux	Weekly/Hebdomadaire	2016-11-08	http://www.gov.nt.ca
Federal / Fédéral	Corporate names/Dénominations de société	Weekly/Hebdomadaire	2016-11-02	http://www.corporationscanada.ic.gc.ca
Ontario / Ontario	Trade names/Noms commerciaux	Weekly/Hebdomadaire	2016-11-07	http://www.ontario.ca/business
Nunavut / Nunavut	Corporate names/Dénominations de société	Weekly/Hebdomadaire	2016-11-08	h ttp//www. gov.nu.ca/business
Prince Edward Island / Île-du-Prince-Édouard	Corporate and trade names/Dénominations de société et noms commerciaux	Weekly/Hebdomadaire	2016-11-04	http://www.gov.pe.ca/corporations
Trademarks / Marques de commerce	All registrations and applications, seeds, sections 9s/ Tout les enregistrements et demandes, semences et section 9	Weekly/Hebdomadaire	2016-11-08	http://www.cipo.ic.gc.ca
Alberta / Alberta	Trade names/Noms commerciaux	Weekly/Hebdomadaire	2016-11-07	h ttp//www.servicealberta.ca
British Columbia / Colombie-Britanique	Trade names/Noms commerciaux	Weekly/Hebdomadaire	2016-11-08	http://www.bcregistry.ca
Manitoba / Manitoba	Corporate and trade names/Dénominations de société et noms commerciaux	Monthly/Mensuel	2016-10-26	http://www. gov.mb.ca
New Brunswick / Nouveau-Brunswick	Corporate and trade names/Dénominations de société et noms commerciaux	Monthly/Mensuel	2016-11-01	h ttp//www.snb.ca
Alberta / Alberta	Corporate names/Dénominations de société	Weekly/Hebdomadaire	2016-11-07	h ttp//www.servicealberta.ca
Northwest Territories / Territoires du Nord-Ouest	Corporate names/Dénominations de société	Weekly/Hebdomadaire	2016-11-08	http://www.gov.nt.ca
Yukon / Yukon	Corporate names/Dénominations de société	Monthly/Mensuel	2016-11-01	http://www.community.gov.yk.ca/corp
Newfoundland and Labrador / Terre-Neuve-et-Labrador	Corporate and trade names/Dénominations de société et noms commerciaux	Monthly/Mensuel	2016-09-16	http://www.gs.gov.nl.ca/registries
Ontario / Ontario	Corporate names/Dénominations de société	Weekly/Hebdomadaire	2016-11-07	h ttp//www.ontario.ca/business
Nunavut / Nunavut	Trade names/Noms commerciaux	Weekly/Hebdomadaire	2016-11-08	h ttp//www. gov.nu.ca/business
Office of the Superintendent of Financial Institutions / Bureau du surintendant des institutions financières	Corporate names/Dénominations de société	Other/Autre	2016-05-24	h ttp//www.osfi-bsif. gc.ca
Yukon / Yukon	Trade names/Noms commerciaux	Monthly/Mensuel	2016-11-01	http://www.community.gov.yk.ca/corp

Abbreviation terminology and description / Description et terminologie des abréviations

Abbreviation/Abréviation	English Term	Terme français	Description
Pre-search report / Rapport de prérecherche			
Names / Dénominations			
JUR.	Jurisdiction Code	Code d'autorité législative	Place where company or trade name is incorporated or registered / Lieu où l'entreprise ou la dénomination commerciale est constituée ou enregistrée
NO.	Company Number	Numéro de l'entreprise	I.D. number attributed by the authority / Numéro d'identification assigné par l'autorité
DATE	Creation Date	Date de création	Creation date of the company / Date de création de l'entreprise
CITY/VILLE	City	Ville	Place where registered office is situated / Lieu où le siège social est situé
EP	Extra-Provincial Code	Code extra-provincial	Place where the company originates from / Lieu d'origine de l'entreprise
TYPE	Company Type	Type d'entreprise	Business structure of the company / Structure de l'entreprise
STATUS/STATUT	Legal Status	Statut Légal	Current state of the company / État actuel de l'entreprise
STAT. DATE/DATE STAT.	Status Date	Date de statut	Date when status took effect / Date d'entrée en vigueur du statut
BUS./ACT.	Business activity	Secteur d'activité de l'entreprise	Business activity of the company / Secteur d'activité de l'entreprise
Trademark / Marque de commerce			
AP.NO./NO.AP.	Application Number	Numéro d'application	I.D. number attributed by the authority / Numéro d'identification assigné par l'autorité
REG.NO./NO.ENR.	Registration Number	Numéro d'enregistrement	I.D. number attributed by the authority / Numéro d'identification assigné par l'autorité
STATUS/STATUT	Status	Statut	Current state of the trademark / État actuel de la marque de commerce
OWNER / PROPRIÉTAIRE	Owner name	Propriétaire	Name of trademark owner / Nom du propriétaire de la marque de commerce
GOODS/PRODUITS	Goods and Services	Produits et services	Goods and services associated with a trademark / Produits et services associés à une marque de commerce
CLASSES	Nice Class Codes	Codes des classes Nice	Classification codes / Codes de classification
REG.DATE/DATE.ENR	Registration Date	Date d'enregistrement	Date on which a trademark is registered / Date à laquelle la marque de commerce est enregistrée

Reference / Référence

Reference / Référence	
Nuans home page / Page d'accueil de Nuans : http://www.nuans.com	Nuans report codes / codes des rapports Nuans : https://www.ic.gc.ca/eic/site/075.nsf/eng/00015.html
NAICS codes / codes SCIAN : http://www.naics.com/search/ (in English only/en anglais seulement)	Office of the Superintendent of Financial Institutions / Bureau du surintendant des institutions financières : http://www.osfi-bsif.gc.ca
Nice class codes / codes classification Nice : English: http://www.wipo.int/classifications/nice/en/index.html	Registraire des entreprises du Québec : English: http://www.registreentreprises.gouv.qc.ca/en
French: http://www.wipo.int/classifications/nice/fr/index.html	French: http://www.registreentreprises.gouv.qc.ca/